Exhibit 10.19



                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT

                                      among

                                 SUNTRUST BANK,

                                 as the Trustee,

                         HYATT GAMING MANAGEMENT, INC.,

                                 as Hyatt Gaming

                          NORWEST BANK MINNESOTA, N.A.,

                           as the Disbursement Agent,

                     FIRST AMERICAN HERITAGE TITLE COMPANY,

                        as the Construction Escrow Agent,

                                 RE TECH+, INC.,

                   as the Independent Construction Consultant,

                                       and

                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.,

                                 as the Company



                           Dated as of March 14, 2000









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                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT
                   ------------------------------------------



     THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "Agreement") is dated as of March 14, 2000, by and among SUNTRUST BANK, a Georgia bank, as trustee for the senior lenders (the "Trustee") under the Indenture (as defined herein), HYATT GAMING MANAGEMENT, INC., a Nevada corporation, as the subordinated lender ("Hyatt Gaming"), NORWEST BANK MINNESOTA, N.A., a national association, as disbursement agent for the Trustee and Hyatt Gaming (the "Disbursement Agent"), FIRST AMERICAN HERITAGE TITLE COMPANY, a Colorado corporation, as the construction escrow agent (the "Construction Escrow Agent"), RE TECH+, INC., a Colorado corporation, as independent construction consultant under the Indenture (the "Independent Construction Consultant"), and WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation (the "Company"). (Each of the foregoing are referred to herein individually as a "Party" and collectively as the "Parties".)

                                    RECITALS

     A. Senior Notes. On the date hereof, the Trustee and the Company are entering into that certain Indenture dated as of the date hereof (as the same may be amended, restated, supplemented or modified from time to time, the "Indenture") pursuant to which the Company (i) is issuing its 13% Series A First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series A Notes"), and (ii) will issue its 13% Series B First Mortgage Notes due 2005 (such notes, together with any notes issued in replacement thereof or in exchange therefor, the "Series B Notes", and together with the Series A Notes, the "Original Senior Notes"), in the original aggregate principal amount of One Hundred Million Dollars ($100,000,000), and pursuant to which the Company may issue additional notes in the same series as the Original Notes up to an aggregate principal amount of Thirty Five Million Dollars ($35,000,000) (such notes, together with any notes issued in replacement thereof or in exchanges therefor, the "Additional Senior Notes", and together with the Original Senior Notes, the "Senior Notes"). The Trustee will make available to the Company the proceeds from the issuance of the Original Senior Notes in the aggregate principal amount of $100,000,000.

     B. Subordinated Notes. On the date hereof, Hyatt Gaming will make available to the Company a subordinated loan in the aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) as evidenced by that certain Subordinated Promissory Note (the "Subordinated Note"), and made pursuant to the provisions of a Subordinated Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Subordinated Loan Agreement") dated the date hereof, between the Company and Hyatt Gaming.

     C. Proceeds from the Notes. A portion of the proceeds from the Senior Notes and the Subordinated Note (collectively, the "Notes") shall be deposited in the following accounts:



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          1. Proceeds from the issuance of the Original Senior Notes in the amount of Twenty Four Million One Hundred Forty One Thousand and no/100 Dollars ($24,141,000.00) (the "Interest Reserve Proceeds"), will be deposited into an account held at the offices of the Trustee in the name of the Trustee (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the "Interest Reserve Account"), in accordance with this Agreement, to be maintained by the Trustee pursuant to Section 2 of this Agreement.

          2. Proceeds from the issuance of the Original Senior Notes in the amount of Fifty Three Million Three Hundred Fifty One Thousand Three Hundred Seventy Two and 88/100 Dollars ($53,351,372.88) (the "Trustee Construction Proceeds") will be deposited into an account held at the offices of the Disbursement Agent in the name of the Trustee (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the "Trustee Construction Disbursement Account"), in accordance with this Agreement, to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement.

          3. Proceeds from the issuance of the Original Senior Notes in the amount of Six Million Four Hundred Fifty Seven Thousand Three Hundred Sixty and no/100 Dollars ($6,457,360.00) (the "Trustee Completion Reserve Proceeds" which, together with the Trustee Construction Proceeds and the Trustee Interest Reserve Proceeds, shall be referred to herein as the "Senior Notes Proceeds"), will be deposited into an account held at the offices of the Disbursement Agent in the name of the Trustee (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the "Trustee Completion Reserve Account"), in accordance with this Agreement, to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement.

          4. Proceeds from the issuance of the Subordinated Notes in the amount of Five Million Two Hundred Seventy Six Thousand Five Hundred Nine and 41/100 Dollars ($5,276,509.41) (the "Hyatt Gaming Construction Proceeds"), will be deposited into an account held at the offices of the Disbursement Agent in the name of Hyatt Gaming (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the "Hyatt Gaming Construction Disbursement Account"), in accordance with this Agreement, to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement.

          5. Proceeds from the issuance of the Subordinated Notes in the amount of Six Hundred Thirty Eight Thousand Six Hundred Forty and no/100 Dollars ($638,640.00) (the "Hyatt Gaming Completion Reserve Proceeds" which, together with the Hyatt Gaming Construction Proceeds, shall be referred to herein as the "Hyatt Gaming Proceeds"), will be deposited into an account held at the offices of the Disbursement Agent in the name of Hyatt Gaming (said account, or any substitute account selected in accordance with the





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     terms of this Agreement, is referred to herein as the "Hyatt Gaming
     Completion Reserve Account"), in accordance with this Agreement, to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement.

     D. Collateral and Collateral Assignment. As security for its obligations under the Notes, the Company has granted the following collateral:

          1. The Company has granted senior security interests to the Trustee, on behalf of itself and the holders of Senior Notes, in certain assets and has collaterally assigned certain contracts to the Trustee. As further security for its obligations under the Senior Notes and the Indenture, the Company also has granted to the Trustee, on behalf of itself and the holders of the Senior Notes, pursuant to that certain Pledge and Assignment Agreement, dated as of even date herewith, between the Company and the Trustee (the "Senior Pledge and Assignment Agreement") (i) a senior security interest in all of the Company's right, title and interest in the Trustee Accounts and any Proceeds or other amounts held in any such Trustee Accounts, and (ii) a subordinated security interest in all of the Company's right, title and interest in the Hyatt Gaming Accounts and any Proceeds or other amounts held in any such Hyatt Gaming Accounts.

          2. The Company has granted subordinated security interests to Hyatt Gaming in certain assets and has collaterally assigned certain contracts to Hyatt Gaming. As further security for its obligations under the Subordinated Note and the Subordinated Loan Agreement, the Company also has granted to Hyatt Gaming pursuant to that certain Hyatt Gaming Pledge and Assignment Agreement, dated as of even date herewith, between the Company and Hyatt Gaming (the "Hyatt Gaming Pledge and Assignment Agreement") (i) a senior security interest in all of the Company's right, title and interest in the Hyatt Gaming Accounts and any Proceeds or other amounts held in any such Hyatt Gaming Accounts, and (ii) a subordinated security interest in all of the Company's right, title and interest in the Trustee Accounts and any Proceeds or other amounts held in any such Trustee Accounts.

     E. Purpose. The parties intend that portions of the Proceeds and the other amounts deposited from time to time in (i) the Interest Reserve Account be used to pay interest on the Senior Notes on each Interest Payment Date, and (ii) the Accounts (other then the Interest Reserve Account) be used to develop, design, construct and equip the Project (as defined herein) and provide for working capital and operating funds for the Company, all in accordance with the Indenture and the Subordinated Loan Agreement. The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed in order to permit the Company to develop, design, construct and equip the Project, and to permit the Company to conduct its operations.





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                                    AGREEMENT

     NOW, THEREFORE, for the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1. Definitions.
        -----------

          1.1 Defined Terms. In addition to the parties defined in the introduction, the following terms shall have the meanings set forth in this Section for the purposes of this Agreement:

     "Account Agreements" means, collectively, the Interest Reserve Account Agreement, the Trustee Account Agreement, the Hyatt Gaming Account Agreement, and the Advance Account Agreement.

     "Accounts" means, collectively, the Interest Reserve Account, the Trustee Construction Disbursement Account, the Trustee Completion Reserve Account, the Hyatt Gaming Construction Disbursement Account, the Hyatt Gaming Completion Reserve Account and the Advance Disbursement Account.

     "Additional Debt" means any additional indebtedness incurred by the Company pursuant to the Additional Senior Notes.

     "Additional Revenue" means as of any date of determination all revenue (including, without limitation, investment income (loss), less any losses or costs associated therewith, earned on amounts in the Construction Disbursement Accounts and the Completion Reserve Accounts) generated by, or other funds of, the Company (other than from disposition of its assets) as of such date, but only to the extent that such revenue is held by the Company, free and clear of any claims of any other Person whatsoever, other than claims of the Trustee and holders of the Senior Notes and/or Hyatt Gaming; provided, however, that as of any date of determination, Additional Revenue also shall include investment income (loss), less any losses or costs associated therewith, which the Company reasonably determines (with the reasonable concurrence of the Disbursement Agent (acting in its sole discretion exercised in good faith)) will be earned on funds in the Construction Disbursement Accounts and the Completion Reserve Accounts through the anticipated date that the Project becomes Operating, taking into account the current and future anticipated rates of return on the Investment Grade Securities in the Construction Disbursement Accounts and the Completion Reserve Accounts and the anticipated times and amounts of draws therefrom for the payment of Construction Expenses or in connection with permitted amendments to the Construction Disbursement Budget (as applicable).

     "Additional Senior Notes" has the meaning set forth in the Recital A.





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     "Advance Account Agreement" means that certain Account Agreement, dated of even date herewith, by and among the company, the Trustee, Hyatt Gaming and the Investment Agent.

     "Advance Disbursement" means a disbursement from the Construction Disbursement Accounts to the Company pursuant to an Advance Disbursement Request.

     "Advance Disbursement Account" means the account established at the offices of the Disbursement Agent in the name of the Company (or any substitute account selected in accordance with this Agreement) to be maintained for the purpose of disbursements of any Advance Disbursement, together with any substitute account selected in accordance with the terms of this Agreement.

     "Advance Disbursement Request" has the meaning set forth in Section 7.1.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control.

     "Applicable Law" means all applicable statutes, laws, rules, regulations, ordinances, codes and other legal requirements or any Governmental Agency or quasi-Governmental Agency having jurisdiction over the Company or the Project, including, without limitation, all applicable building codes and the American With Disabilities Act of 1990, and environmental laws, and any judgment, injunction, order or other judicial or regulatory requirement of any court or Governmental Agency having competent jurisdiction with respect to the Person or property in question.

     "Architect" means Steelman Ltd. and its successors identified by notice from the Company to the Disbursement Agent and the Construction Escrow Agent.

     "Architect Agreement" means that certain (i) Standard Form of Agreement Between Owner and Architect with Standard Form of Architect's Services (AIA Document B141-1997, 1997 Edition Electronic Format), dated January 31, 2000, by and between WWLLC and the Architect, and (ii) Settlement Agreement, dated as of even date herewith, by and among, inter alia, WWLLC and Architect, as assigned pursuant to that certain General Assignment, dated as of even date herewith, from WWLLC to the Company, and as amended, modified or supplemented from time to time.

     "Available Funds" means, at any given time, the sum of: (a) the Proceeds held in or credited to the Construction Disbursement Accounts and the Completion





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Reserve Accounts, (b) Additional Revenue (so long as there is no Default or
Event of Default), (c) actual or anticipated FF&E Financing (to the extent permitted under the Indenture), (d) City Improvement Bonds (to the extent permitted under the Indenture), and (e) any Additional Debt (to the extent funds from such indebtedness are then available to the Company).

     "Board of Directors" means: (i) with respect to a corporation, the board of directors of the corporation; (ii) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (iii) with respect to any other Person, the board or committee of such Person serving a similar function.

     "Business Day" means any day other than Saturday, Sunday or any day on which banking institutions in New York, New York, are authorized or required by law or other government action to close.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Capital Stock" means (i) in the case of a corporation, corporate stock;
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership, partnership interests (whether general or limited); (iv) in the case of a limited liability company, membership interests; and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "City Improvement Bonds" means Indebtedness issued pursuant to or in accordance with authority of the Special Improvement District number 1998-2 of Gilpin County, Colorado for the purpose of financing public improvements to Richmond Street.

     "Closing Date" means the date of the closing of the transactions contemplated in the Indenture and the Subordinated Loan Agreement.

     "Collateral" means all property, assets, rights and interests which are subject to the Collateral Documents.

     "Collateral Document" means, collectively, the following agreements each dated as of even date herewith: (i) the Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Leasehold Interests from the Company to the Public Trustee of the County of Gilpin, Colorado for the benefit of Trustee, together with Uniform Commercial Code financing statements and fixture filings in connection therewith; (ii) the Security Agreement by the Company in favor of the Trustee, together with Uniform Commercial Code financing statements and fixture filings in connection therewith; (iii) the Collateral Assignment by the Company in favor of the




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Trustee; (iv) this Agreement; (v) the Pledge Agreement by the DPR 1992 Trust in
favor of the Trustee; (vi) the Pledge Agreement by APR 21st Century Trust in favor of the Trustee; (vii) the Pledge Agreement by AMR 21st Century Trust in favor of the Trustee; (viii) the Trustee Pledge and Assignment Agreement; (ix) the Trustee Account Agreement; (x) the Subordination, Nondisturbance and Attornment Agreement, between the Company and Hyatt Gaming; and (xi) any other agreements, instruments, documents, pledges or filings that evidence, set forth or limit the Lien of the Trustee in the Collateral, together with the Subordinated Loan Documents other than the Subordinated Loan Agreement.

     "Completion Reserve Accounts" means, collectively, the Trustee Completion Reserve Account and the Hyatt Gaming Completion Reserve Account.

     "Completion Reserve Disbursement Request" has the meaning set forth in
Section 7.1.

     "Construction Contract" means that certain Standard Form of Agreement Between Owner and Contractor, dated January 25, 2000, by and between WWLLC, as owner, and General Contractor, as contractor, as assigned pursuant to that certain General Assignment, dated as of even date herewith, from WWLLC to the Company, together with all exhibits and other attachments thereto and all plans and other documents incorporated by reference therein and Changes Order No. 1, and as amended, modified or supplemented from time to time after the date hereof.

     "Construction Disbursement Accounts" means, collectively, the Trustee Construction Disbursement Account and the Hyatt Gaming Construction Disbursement Account.

     "Construction Disbursement Budget" means the Initial Construction Disbursement Budget, as the same may be amended from time to time pursuant to this Agreement.

     "Construction Disbursement Request" has the meaning set forth in Section
7.1.

     "Construction Documents" means the Excavation Contract, Construction Contract, the Architect Agreement, and any other Contract entered into on, prior to or after the Closing Date (other than the Financing Agreements), as the same may be amended from time to time as permitted thereunder and in accordance with this Agreement.

     "Construction Escrow Agent Indemnified Parties" has the meaning set forth in Section 15.2.

     "Construction Escrow Agent's Issuance Letter" has the meaning set forth in
Section 7.2(c).

     "Construction Expenses" means expenses incurred in connection with the design, development, engineering, construction, installation, equipping, commencement of operations and operating of the Project in accordance with the





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Construction Disbursement Budget, excluding, however (a) any such expenses paid on or prior to the Closing Date, (b) any Debt Financing Costs and (c) any Issuance Fees and Expenses.

     "Construction Schedules" mean, collectively, schedules describing the sequencing of the components of work to be undertaken in connection with the Project, which schedules (as the same may be amended to the extent permitted herein) demonstrate that the Project will be Operating prior to the Operating Deadline.

     "Contract" means a contract pertaining to the design, development, engineering, installation or construction of the Project to which the Company is a party, including, without limitation, any contract, license and performance and payment bond or guarantee, if any.

     "Contractor" means a party to a Contract other than the Company and any other Person contractor, subcontractor, vendor, supplier, materialman or other Person who would have the right to file a mechanics or similar lien or claim against the Property in respect of any work performed or goods or services provided in connection with the Project, including, without limitation, the General Contractor or any other Contractor, the Architect and the Excavator.

     "Debt Financing Costs" means all principal, interest, premium fees and other amounts payable or accrued from time to time under the Senior Notes.

     "Default" means any event, omission or failure of a condition that is, or with the passage of time or the giving of notice or both could be, an Event of Default herein.

     "De Minimis Construction Expenses" means Construction Expenses not in excess of $50,000.

     "Disbursement Accounts" means, collectively, the Construction Disbursement Accounts, the Completion Reserve Accounts and the Advance Disbursement Account.

     "Disbursement Agent Indemnified Parties" has the meaning set forth in
Section 15.1.

     "Disbursement Request" means any Initial Disbursement Request, Interest Disbursement Request, Construction Disbursement Request, Advance Disbursement Request, Completion Reserve Disbursement Request and any other request for disbursement from the Accounts made pursuant to this Agreement.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).




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     "Event of Loss" means, with respect to any property or asset (tangible or intangible, real or personal), any of the following: (i) any loss, destruction or damage of such property or asset; (ii) any institution of any proceedings for the condemnation or seizure of such property or asset or for the exercise of any right of eminent domain; (iii) any actual condemnation, seizure or taking by exercise of the power of eminent domain or otherwise of such property or asset, or confiscation of such property or asset or the requisition of the use of such property or asset; or (iv) any settlement in lieu of clauses (ii) or (iii) above.

     "Excavation Contract" means that certain (i) Standard Form of Agreement Between Owner and Contractor (AIA Document A101/CMa), dated May 14, 1998, by and between WWLLC, as owner, and Excavator, as contractor, (ii) Supplement to AIA Document A101/CMa Standard Form of Agreement Between Owner and Contractor, dated May 14, 1998, by and between WWLLC and Excavator, (iii) Amendment, dated June 15, 1998, by and between WWLLC and Excavator, and (iv) Second Amendment to Standard Form of Agreement Between Owner and Contractor, dated December 31, 1999, by and between WWLLC and Excavator, as assigned pursuant to that certain General Assignment, dated as of even date herewith, from WWLLC to the Company, as amended, modified or supplemented from time to time.

     "Excavator" means D. H. Blattner & Sons, Inc., and its successors identified by notice from the Company to the Disbursement Agent and the Construction Escrow Agent.

     "FF&E" means furniture, fixtures or equipment used in the ordinary course of the business of the Company and its Subsidiaries.

     "FF&E Financing" means the incurrence of Indebtedness, the proceeds of which are utilized solely to finance the acquisition of (or entry into a capital lease by the Company or a Subsidiary with respect to) FF&E.

     "Final Accounts Disbursement" has the meaning set forth in Section 11.1.

     "Final Accounts Disbursement Request" has the meaning set forth in Section 7.1.

     "Final Construction Escrow Deposit" has the meaning set forth in Section 11.1.

     "Final Plans" means Plans which (i) have received final approval from all Governmental Agencies required to approve such Plans prior to completion of the work or improvements and (ii) contain sufficient specificity to permit the completion of the Project.

     "Financing Agreements" means, collectively, this Agreement, the Notes, the Indenture, the Subordinated Loan Agreement, the Collateral Documents and any other loan or security agreement entered into on, prior to or after the Closing





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Date with or for the benefit of any of the Lender Parties to finance the
Project, as each of the same may be amended from time to time as permitted thereunder and in accordance with the terms and conditions of this Agreement.

     "Foundation Endorsement" means the form of foundation endorsement to the Title Policies attached hereto as Exhibit L-4.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

     "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise, and whether now or hereafter in existence, or any officer or official thereof, including the Colorado Limited Gaming Control Commission and any other applicable gaming regulatory authority with authority to regulate any gaming operation (or proposed gaming operation) owned by the Company or any of its Subsidiaries and managed or operated by Hyatt Gaming.

     "Gaming Business" means the gaming business and includes all businesses either licensed or unlicensed by a Gaming Authority necessary for, incident to or connected with or arising out of the operation of a gaming establishment or facility (including developing and operating lodging, retail and restaurant facilities, sports or entertainment facilities, transportation services or other related activities or enterprises and any additions or improvements thereto) and any businesses incident and useful to the gaming business, including, without limitation, food and beverage distribution operations to the extent that they are operated in connection with a gaming business.

     "Gaming License" means any license, permit, franchise or other authorization from any Gaming Authority required on the Closing Date or at any time thereafter to own, lease, operate or otherwise conduct the Gaming Business of the Company, including all licenses granted under the Gaming Laws of any jurisdiction to which the Company or any of its Subsidiaries is, or may at any time after the Closing Date, be subject.

     "General Contractor" means PCL Construction Services, Inc., and its successors identified by notice from the Company to the Disbursement Agent and the Construction Escrow Agent.

     "Government Securities" means the securities purchased by the Company upon consummation of the offering and deposited in the Interest Reserve Account and in which the Trustee has a first priority perfected security interest which are comprised of (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or





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instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such Government Security or a specific payment of principal of or interest on any such Government Security held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Security or the specific payment of principal of or interest on the Government Security evidenced by such depository receipt.

     "Governmental Agency" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including any Gaming Authority, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

     "Hard Costs" means the costs and expenses in respect of supplying goods, materials and labor for the construction of improvements relating to the Project or other amounts payable pursuant to the Construction Contract and the Excavation Contract.

     "Hedging Obligations" means, with respect to any specified Person, the obligations of such Person under: (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

     "Hyatt Gaming Completion Reserve Account" has the meaning set forth in the Recital C.5.

     "Hyatt Gaming Completion Reserve Proceeds" has the meaning set forth in the Recital C.5.

     "Hyatt Gaming Construction Disbursement Account" has the meaning set forth in the Recital C.4.

     "Hyatt Gaming Construction Proceeds" has the meaning set forth in the Recital C.4.





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     "Hyatt Gaming Account Agreement" means that certain Hyatt Gaming Account
Agreement, dated as of even date herewith, by and among the Company, the Disbursement Agent and Hyatt Gaming.

     "Hyatt Gaming Accounts" means, collectively, the Hyatt Gaming Construction Disbursement Account, the Hyatt Gaming Completion Reserve Account and the Advance Disbursement Account (to the extent of its interest therein).

     "Hyatt Gaming Pledge and Assignment Agreement" has the meaning set forth in the Recital D.2.

     "Hyatt Gaming Proceeds" has the meaning set forth in the Recital C.5.

     "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or representing any Hedging Obligations, if and to the extent any of the foregoing indebtedness (other than letters of credit, performance or other surety bonds and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness or other obligation of any other Person. The amount of any Indebtedness outstanding as of any date shall be: (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

     "Indenture" has the meaning set forth in the Recital A.

     "Independent Construction Consultant Indemnified Parties" has the meaning set forth in Section 15.3.

     "Independent Construction Consultant's Disbursement Approval" has the meaning set forth in Section 7.2(b).

     "Initial Construction Disbursement Budget" means, collectively, the itemized schedule setting forth on a line item-basis all of the costs which the Company anticipates to expend from and after the Closing Date in connection with the design, development, engineering, construction, installation, equipping and commencement of operations of the Project and the conduct of the business of the Company, attached as Schedule A to the Company's Closing Certificate in the form of Exhibit A-1 attached hereto, which costs in the aggregate, to the extent they are anticipated to be funded from the Accounts (other than the Interest Reserve Account), shall not exceed the sum of (i) the Proceeds in the Construction Disbursement Accounts, (ii) the proceeds of all actual or anticipated FF&E Financing (to the extent permitted under the Indenture, the Subordinated Loan Agreement and the Collateral Documents), and (iii) the proceeds of all actual or anticipated City Improvement Bonds to the extent permitted under the Indenture and the Subordinated Loan Agreement.

     "Initial Disbursement Request" has the meaning set forth in Section 7.1.

     "Initial Disbursements" means any disbursements made pursuant to the Initial Disbursement Request.

     "Interest Disbursement Request" has the meaning set forth in Section 7.1.

     "Interest Payment" means the amount required to be paid to the Trustee for payment to the holders of the Senior Notes in respect of the Senior Notes on the Interest Payment Date in question.

     "Interest Payment Date" means each of September 15, 2000, March 15, 2001, September 15, 2001 and March 15, 2002.

     "Interest Reserve Account" has the meaning set forth in the Recital C.1.

     "Interest Reserve Account Agreement" means that certain Account Agreement, dated as of even date herewith, by and among the Company and the Trustee.

     "Interest Reserve Proceeds" has the meaning set forth in the Recital C.1.

     "Issuance Fees and Expenses" means fees and expenses incurred on or before the Closing Date by the Company or for which the Company is liable in connection with the offering of the Notes.

     "Investment Agent" means Norwest Investment Securities, Inc.

     "Investment Grade Securities" means any Investment in (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (ii) marketable direct obligations issued by any state of the United States of America maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from both Standard & Poor's Rating Service and Moody's Investors Service, Inc. (or any successor to either of their rating agency businesses), (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having one of the two highest ratings obtainable from both Standard & Poor's Rating Service and

Moody's Investors Service, Inc. (or any successor to either of their rating agency businesses), (iv) certificates of deposit maturing within one year from the date of acquisition thereof issued by, or bank accounts maintained with, commercial banks organized under the laws of the United States of America or any state thereof or the District of Columbia, each having combined capital and surplus of not less than $500 million and having a rating of "A1" or better from Standard & Poor's Rating Service or "P1" or better from Moody's Investors Service, Inc. (or any successor to either of their rating agency businesses), or
(v) money market funds organized under the laws of the United States or any state thereof that invest solely in any of the types of investments permitted under this definition; provided that (a) any such Investment Grade Securities which are purchased with a portion of the net proceeds from the sale of the Series A Notes are deposited in either the Trustee Construction Disbursement Account or the Trustee Completion Reserve Account and the Trustee has a first priority perfected security interest in such Investment Grade Securities, and
(b) any such Investment Grade Securities which are purchased with a portion of the Subordinated Notes are deposited in either the Hyatt Gaming Construction Disbursement Account or the Hyatt Gaming Completion Reserve Account and Hyatt Gaming has a first priority perfected security interest in such Investment Grade Security.

     "Investments" means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees or Indebtedness or other obligations), advances (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), capital contributions, purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP; provided that an acquisition of assets, Equity Interests or other securities by the Company for consideration consisting of common Equity Interests of the Company will not be deemed to be an Investment. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of
Section 4.07 hereof. The acquisition by the Company or any Restricted Subsidiary of the Company of a Person that holds an Investment in a third Person shall be deemed to be an Investment by the Company or such Restricted Subsidiary in such third Person in an amount equal to the fair market value of the Investment held by the acquired Person in such third Person in an amount equal to the fair market value as determined by the Board of Directors. For the purposes of this definition, the Board of Directors' determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $5.0 million, and not later than the date of making any investments in Investment Grade Securities, the Company shall deliver to the Trustee an Officers' Certificate setting forth the basis upon which the calculations required were computed, together with a copy of any fairness opinion or appraisal under the Indenture.

     "Lender Parties" means, collectively, the Trustee, the holders of the Senior Notes and Hyatt Gaming, and their respective successors and assigns.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

     "Material Construction Document" means any of the Excavation Contract, Construction Contract, the Architect Agreement, and without duplication, any other Construction Document with a total contract amount in excess of $100,000.

     "Mechanics Lien Endorsement" means the form of endorsement to Title Policies attached hereto as Exhibit L-3.

     "Minimum Facilities" means, with respect to the Project, a casino which has in operation at least 1,200 slot machines and related amenities (including a restaurant, a bar and an entertainment area) and has parking for at least 800 vehicles.

     "Net Loss Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Event of Loss, including, without limitation, insurance proceeds from condemnation awards or damages awarded by any judgment, net of the direct costs in recovery of such Net Loss Proceeds (including, without limitation, legal, accounting, appraisal and insurance adjuster fees and any relocation expenses incurred as a result thereof), amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that were the subject of such Event of Loss, and any taxes paid or payable as a result thereof.

     "Notes" has the meaning set forth in the Recital C.

     "Obligations" means (a) all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company and its Affiliates under the Indenture or otherwise to the Trustee or any holder of the Senior Notes or under the Subordinated Loan Agreement or otherwise to Hyatt Gaming of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of this Agreement or any of the other Financing Agreements, including all interest, fees, charges, expenses, attorney's fees and accountants fees chargeable to the Company in connection with its dealings with the Company and payable by the Company hereunder or thereunder; (b) any and all amounts advanced by the Disbursement Agent at the direction of the Trustee or Hyatt Gaming (as the case may be) in order to preserve the Collateral or preserve the Trustee's or Hyatt Gaming's security interest in the Collateral, including all advances pursuant to
Section 9.11 of this Agreement; and (c) in the event of any proceeding for the collection or enforcement of the Obligations after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Trustee or Hyatt Gaming of its respective rights under the Collateral Documents, together with reasonable attorney's fees and court costs.

     "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Executive Vice President or Vice President of such Person.

     "Officer's Certificate" means a certificate signed by one of the following Officers of the Company on whose behalf or for whose benefit the certificate is being executed or delivered: the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Executive Vice President, Vice President, Treasurer or Assistant Treasurer.

     "Operating" means, with respect to the Project, the first time that: (i) all Gaming Licenses have been granted and have not been revoked or suspended;
(ii) all Liens (other than Liens created by the Collateral Documents or Permitted Liens) related to the development, construction and equipping of, and beginning operations at, the Project have been discharged or, if payment is not yet due or if such payment is contested in good faith by the Company, sufficient funds remain in the Construction Disbursement Accounts or Completion Reserve Accounts to discharge such Liens and the Company has taken any action (including the institution of legal proceedings) necessary to prevent the sale of any or all of the Project or the real property on which the Project shall be constructed; (iii) the Independent Construction Consultant shall deliver a certificate to the Trustee and Hyatt Gaming certifying that the Project is substantially complete in all material respects in accordance with the Final Plans with respect to the Minimum Facilities; (iv) the Project is in a condition (including installation of furnishings, fixtures and equipment) to receive customers in the ordinary course of business; (v) the Minimum Facilities are open to the general public and operating in accordance with applicable law; and
(vi) a permanent or temporary certificate of occupancy has been issued for the Project by the appropriate Governmental Authorities.

     "Operating Deadline" means December 31, 2001.

     "Operative Documents" means the Financing Agreements and the Construction Documents.

     "Ordinary Course Repairs" has the meaning set forth in Section 11.1.

     "Original Senior Notes" has the meaning set forth in the Recital A.

     "Permits" means all permits, licenses, authorizations, consents, decrees, waivers, privileges, approvals from and filings with all Governmental Agencies necessary for the construction and operation of the Project in accordance with the Operative Documents.

     "Permitted Debt" shall have the meaning set forth in Section 4.09 of the Indenture.

     "Permitted Liens" means (i) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Restricted Subsidiary of the Company; provided that such Liens were not created in contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company;
(ii) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary of the Company (other than materials, supplies or FF&E acquired in connection with developing, constructing or equipping of, or commencing operations at, the Project), provided that such Liens were in existence prior to the contemplation of such acquisition; (iii) Liens existing on the Closing Date and previously disclosed to the Trustee in writing or disclosed in Title Commitment for the Deed of Trust; (iv) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (v) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by an appropriate process of law, and for which a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made, and, with respect to such Liens arising in connection with the construction of the Project, there is no Default of Event of Default under this Agreement; (vi) Liens on property pursuant to the terms of the Subordinated Note or pursuant to any Permitted Refinancing Indebtedness incurred in accordance with the Indenture to extend, refinance, renew, replace, defease or refund the Subordinated Note, so long as such Liens do not extend to property that was not covered by the Subordinated Note; (vii) Liens on FF&E to secure Indebtedness which fall under the definition of Permitted Debt; (viii) liens securing obligations the Indenture or the notes; (ix) pledges or deposits in the ordinary course of business to secure lease obligations or nondelinquent obligations under workers' compensation, unemployment insurance or similar legislation; (x) zoning, easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business or assets of the Company or any Subsidiary incurred in the ordinary course of business; (xi) Liens securing Indebtedness incurred pursuant to clause (vi) or clause (xv) of the definition of Permitted Debt; (xii) leases or subleases granted to their Persons not materially interfering with the ordinary course of business of the Company or any of its Restricted Subsidiaries; (xiii) Liens securing Hedging Obligations; (xiv) attachment or judgment Liens not giving rise to a default or an Event of Default; and (xv) Liens on Capital Stock of an Unrestricted Subsidiary owned directly by another Unrestricted Subsidiary to secure Indebtedness of such Unrestricted Subsidiary the Capital Stock of which is being provided as a security; provided that any such Lien may not extend to any property or assets of the Company or any of its Restricted Subsidiaries other than such Capital Stock.

     "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the lesser of (a) the original principal amount of (or accreted value, if applicable) the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus all accrued interest thereon, the amount of reasonable expenses incurred in connection therewith and premiums incurred in connection therewith pursuant to the original loan documents governing such indebtedness) and (b) to the extent such Indebtedness is secured by a Lien described in clause (vii) of the definition of Permitted Liens above, the then current fair market value of the asset so encumbered; (ii) such Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of, and has a weighted average life to maturity equal to or greater than the weighted average life to maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Senior Notes, such Permitted Refinancing Indebtedness has a final maturity date no earlier than the final maturity date of and is subordinated in right of payment to, the Senior Notes on terms at least as favorable to the holders of the Senior Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) such Indebtedness is incurred by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, whether in its own or a representative capacity.

     "Plans" means the plans, specifications, working drawings, design documents, change orders, correspondence and related items, which may be amended by the Company as necessary or appropriate, that collectively: (a) provide for and detail the manner of construction of improvements for the Project; (b) provide for construction which will permit the Project to be Operating on or prior to the Operating Deadline; (c) provide for construction which will cause the Project to be completed for a total cost consistent with the Construction Disbursement Budget and the line items set forth therein, taking into consideration the availability of Available Funds, including Realized Savings; and (d) to the extent such Plans are amended, such Plans continue to represent a logical evolution consistent with previous Plans, as the same may be amended or supplemented from time to time.

     "Pledge and Assignment Agreements" means, collectively, the Trustee Pledge and Assignment Agreement and the Hyatt Gaming Pledge and Assignment Agreement.

     "Post-Advance Disbursement Requirements" has the meaning set forth in
Section 10.

     "Proceeds" means, collectively, the Senior Notes Proceeds and the Hyatt Gaming Proceeds.

     "Project" means the pending project to develop, construct, equip and operate that certain casino and related amenities as described in the Indenture and Subordinated Loan Agreement, to be known as the "Black Hawk Casino by Hyatt."

     "Project Cost Schedule" means an itemized schedule of costs and expenses for the Project in the form of Schedule A attached to a Disbursement Request.

     "Property" means the real property located in Black Hawk, Colorado, on which the Company will construct the Project.

     "Property Documents" means each of the Subdivision Agreement and each other easement or material agreement affecting the Property or the Company's use thereof.

     "Punch List Items" has the meaning set forth in Section 11.1.

     "Realized Savings" means the excess of the amount budgeted in the Construction Disbursement Budget for a line item over the amount of funds expended or owed by the Company to complete the tasks set forth in such line item and for the materials and services used to complete such tasks, so long as the terms for such tasks are final and unconditional (other than the satisfactory completion of such tasks), including, without limitation, the execution of fixed price purchase orders to acquire the materials that are the subject of such line item (as applicable); provided, however, that Realized Savings for any line item shall be (i) deemed to be zero if such savings are obtained in a manner that materially detracts from the overall value, quality and amenities of the Project and (ii) reduced to the extent previously reallocated in the Construction Disbursement Budget.

     "Reserved Construction Amount" means the amount (exclusive of any Retainage Amounts) necessary as of the date of the Final Construction Disbursement Account Disbursement to complete the Project in accordance with the Final Plans, including punch list items.

     "Restricted Subsidiary" of a Person means any Subsidiary of such Person that is not an Unrestricted Subsidiary.

     "Retainage Amounts" means, at any given time, amounts which have accrued and are owing under the terms of a Contract for work or services already provided, but which at such time (and in accordance with the terms of the

Contract) are being withheld from payment to the respective Contractor until certain subsequent events (e.g., completion benchmarks) have been achieved under the Contract.

     "Senior Deed of Trust" means the Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment of Rents, Leases and Leasehold Interests and Assignment of Leases and Rents, dated as of even date herewith, made by the Company in favor of the Trustee, on behalf of itself and the holders of the Senior Notes.

     "Senior Notes" has the meaning set forth in the Recital A.

     "Senior Notes Proceeds" has the meaning set forth in the Recital C.3.

     "Series A Notes" has the meaning set forth in the Recital A.

     "Series B Notes" has the meaning set forth in the Recital B.

     "Soft Costs" means all costs and expenses (other than Hard Costs, but including Working Capital Expenses) set forth in the Construction Disbursement Budget, including without limitation, pre-opening costs.

     "Subdivision Agreement" means that certain Subdivision Agreement dated as of December 29, 1997, by and between the City of Black Hawk, Colorado and the Company, as recorded on July 7, 1998, at Book 645, Page 357 in the recorder's office of Gilpin County, Colorado, as amended by that certain First Addendum to Subdivision Agreement, dated March 25, 1998, as recorded on July 7, 1998, at Book 645, Page 373 in such recorder's office, and Second Addendum to Subdivision Agreement, dated May 27, 1998, and recorded on July 7, 1998, at Book 645, Page 377, in such recorder's office, and as amended, supplemented or otherwise modified from time to time.

     "Subordinated Deed of Trust" means the Hyatt Gaming Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment of Rents, Leases and Leasehold Interests and Assignment of Leases and Rents, dated as of even date herewith, made by the Company in favor of Hyatt Gaming.

     "Subordinated Loan Agreement" has the meaning set forth in the Recital B.

     "Subordinated Loan Documents" means this means, collectively, the following agreements each dated as of even date herewith: (i) the Hyatt Gaming Deed of Trust to Public Trustee, Security Agreement, Fixture Filing and Assignment of Leases and Rents and Leasehold Interests from the Company to the Public Trustee of the County of Gilpin, Colorado for the benefit of Hyatt Gaming, together with Uniform Commercial Code financing statements and fixture filings in connection therewith; (ii) the Hyatt Gaming Security Agreement by the Company in favor of Hyatt Gaming, together with Uniform Commercial Code financing statements and fixture filings in connection therewith; (iii) the Hyatt Gaming Collateral Assignment by the Company in favor of Hyatt Gaming; (iv) this Agreement, (v) the Hyatt Gaming Pledge and Assignment Agreement; (vi) the Hyatt Gaming Account Agreement; (vii) the Subordination, Nondisturbance and Attornment Agreement, between the Company and Hyatt Gaming; and (viii) any other agreements, instruments, documents, pledges or filings that evidence, set forth or limit the Lien of Hyatt Gaming in the Collateral.

     "Subordinated Note" has the meaning set forth in the Recital B.

     "Subsidiary" means with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     "Title Insurer" means Clear Creek-Gilpin Abstract and Title Corporation.

     "Title Policies" means, collectively, those certain lender's policies of title insurance to be provided by the Title Insurer to (i) the Trustee insuring the Trustee and its successors and assigns as to the lien priority of the Senior Deed of Trust, together with all endorsements thereto, in the form attached as Exhibit L-1, and (ii) Hyatt Gaming insuring Hyatt Gaming and its successors and assigns as to the lien priority of the Subordinated Deed of Trust, together with all endorsements thereto, in the form attached as Exhibit L-2.

     "Trustee Account Agreement" means that certain Account Agreement, dated as of even date herewith, by and among the Company, the Disbursement Agent and the Trustee.

     "Trustee Accounts" means, collectively, the Interest Reserve Account, the Trustee Construction Disbursement Account, the Trustee Completion Reserve Account and the Advance Disbursement Account.

     "Trustee Completion Disbursement Account" has the meaning set forth in the Recital C.3.

     "Trustee Completion Proceeds" has the meaning set forth in the Recital C.3.

     "Trustee Construction Disbursement Account" has the meaning set forth in the Recital C.2.

     "Trustee Construction Proceeds" has the meaning set forth in the Recital
C.2.

     "Trustee Pledge and Assignment Agreement" has the meaning set forth in the Recital D.1.

     "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

     "Working Capital Expenses" means operating expenses and other working capital requirements of the Company in connection with the Project, limited, prior to when the Project is first Operating, as contemplated in and to the extent permitted by the Construction Disbursement Budget.

     "WWLLC" means Windsor Woodmont, L.L.C., a Colorado limited liability company.

          1.2 Rules of Interpretation. The following rules of interpretation shall apply herein.

               (a) The singular includes the plural and the plural includes the singular.

               (b) The word "or" is not exclusive.

               (c) A reference to a Person includes its permitted successors and permitted assigns.

               (d) Accounting terms have the meanings assigned to them by U.S. GAAP (as defined in the Indenture), as applied by the accounting entity to which they refer.

               (e) The words "include," "includes" and "including" are not limiting.

               (f) A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

               (g) References to any document, instrument or agreement (i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

               (h) The words "hereof," "herein" and "hereunder" and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

               (i) References to "days" shall mean calendar days, unless the term "Business Days" shall be used.

     2. Establishment of Accounts.
        -------------------------

          2.1 Appointment of Disbursement Agent. The Company, the Trustee and Hyatt Gaming hereby appoint the Disbursement Agent, and the Disbursement Agent hereby accepts appointment, as disbursement agent hereunder with respect to the Disbursement Accounts upon the terms and conditions set forth in this Agreement. The Disbursement Agent agrees to act in good faith at all times in the performance of its covenants and obligations pursuant to this Agreement.

          2.2 Establishment of Disbursement Accounts. Concurrently with the execution and delivery hereof, the Disbursement Agent shall establish the Disbursement Accounts at the offices of the Disbursement Agent and the Proceeds (other than the Interest Reserve Proceeds) shall be deposited in the Disbursement Accounts in accordance with the provisions of Recital C. All funds in the Disbursement Accounts shall be held for the benefit of the Lender Parties and not commingled with any deposit or commercial bank account. The Disbursement Agent hereby waives any and all liens, encumbrances and claims, which it may have in the Disbursement Accounts, including, without limitation, all rights of offset and deductions, whether statutory or otherwise afforded by law, agreement or otherwise set forth herein. All funds accepted by the Disbursement Agent pursuant to this Agreement shall be held in the appropriate Disbursement Account for the benefit of the Lender Parties, subject to the terms and conditions of this Agreement and the Pledge and Assignment Agreements. The Disbursement Agent may, upon the request of the Company, establish sub-accounts for accounting purposes within the Disbursement Accounts, it being understood and agreed that the creation of such sub-accounts shall in no way affect the pledge in favor of the Trustee or Hyatt Gaming (as the case may be) in the Disbursement Accounts or such sub-accounts.

          2.3 Pledge and Assignment Agreements. Pursuant to the Pledge and Assignment Agreements, the Company has granted to (i) the Trustee, for the benefit of the holders of the Senior Notes, a first priority security interest in the Trustee Accounts, and all funds and assets from time to time deposited therein, and all products and proceeds thereof, and a subordinated security interest in the Hyatt Gaming Accounts, and all funds and assets from time to time deposited therein, and all products and proceeds thereof, and (ii) Hyatt Gaming, a first priority security interest in the Hyatt Gaming Accounts, and all funds and assets from time to time deposited therein, and all products and proceeds thereof, and a subordinated security interest in the Trustee Accounts, and all funds and assets from time to time deposited therein, and all products and proceeds thereof. The Disbursement Agent shall note in its records that all funds and other assets in the Accounts have been pledged to the Trustee and Hyatt Gaming, and that the Disbursement Agent is holding such items as agent for the Trustee and Hyatt Gaming, as a secured party. The Disbursement Agent shall maintain dominion and control over the Accounts and the funds and assets therein solely for the benefit of the Trustee and Hyatt Gaming (as the case may be), as a secured party, and for no other Parties or Persons; provided, however, that the Company shall be able to obtain disbursements from the Accounts in accordance with the terms hereof. Accordingly, it is the intention of the Parties that all such funds and assets shall not be within the bankruptcy "estate" (as such term is used in 11 U.S.C. ss. 541, as amended) of the Disbursement Agent. All such funds and all earnings accruing from time to time thereon shall be held in the applicable Account until disbursed or transferred in accordance with the terms hereof or until transferred to such other account as the Trustee or Hyatt Gaming and the Company may direct the Disbursement Agent to establish in accordance with this Agreement.

          2.4 Agency. The Disbursement Agent shall act solely as the agent for the Trustee and Hyatt Gaming in connection with its duties under this Agreement, without any authority to obligate any of the Lender Parties or to compromise or pledge its security interest hereunder; provided, however, that the Disbursement Agent is authorized to make disbursements from the Accounts on behalf of the Trustee and Hyatt Gaming pursuant to the terms of this Agreement. The Company acknowledges and agrees that in no event shall any of the Lender Parties be liable for, nor shall the obligations of the Company under the Indenture, the Subordinated Loan Agreement, the Notes, the Collateral Documents or any other Operative Documents be affected or diminished as a consequence of, any action or inaction of the Disbursement Agent with respect to the Accounts or any funds or other assets credited thereto or deposited herein. Notwithstanding any principal or agency law, neither the Trustee nor Hyatt Gaming shall be liable for any negligence or willful misconduct by the Disbursement Agent.

          2.5 Waiver of Setoff Rights. The Disbursement Agent hereby acknowledges the Trustee's and Hyatt Gaming's security interest as set forth herein and waives any security interest or other lien in the Accounts or any funds or other assets credited thereto or deposited therein and further waives any right to set off said funds, assets or investments now or in the future against any indebtedness of the Company to the Disbursement Agent. The waivers set forth in this Section are of rights which may exist now or hereafter in favor of the Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Disbursement Agent in its capacity as agent for the Trustee and Hyatt Gaming. Nothing in this Section shall be construed as waiving, limiting or diminishing any rights of the Trustee or Hyatt Gaming against the Company.

     3. Appointment of Trustee and Establishment of Interest Reserve Account
        --------------------------------------------------------------------

          3.1 Appointment of Trustee. The Company and the Trustee (in its capacity as Trustee under the Indenture) hereby appoint the Trustee, and the Trustee hereby accepts appointment, as a disbursement agent hereunder with respect to the Interest Reserve Account upon the terms and conditions set forth in this Agreement. The Trustee, in its capacity as disbursement agent with respect to the Interest Reserve Account, agrees to act in good faith at all times in the performance of its covenants and obligations pursuant to this Agreement.

          3.2 Establishment of Interest Reserve Account. Concurrently with the execution and delivery hereof, the Trustee shall establish the Interest Reserve Account at the offices of the Trustee and the Interest Reserve Proceeds shall be deposited in the Interest Account in accordance with the provisions of Recital
C. All funds in the Interest Reserve Account shall be held for the benefit of the Trustee, in its capacity as Trustee under the Indenture for the holders of the Senior Notes, and not commingled with any deposit or commercial bank account. Subject to Section 7.07 of the Indenture, the Trustee hereby waives any and all liens, encumbrances and claims, which it may have in the Interest Reserve Account, including, without limitation, all rights of offset and deductions, whether statutory or otherwise afforded by law, agreement or otherwise set forth herein. All funds accepted by the Trustee pursuant to this Agreement shall be held in the Interest Reserve Account for the benefit of the holders of the Senior Notes, subject to the terms and conditions of this Agreement and the Trustee Pledge and Assignment Agreement. The Trustee may, upon the request of the Company, establish sub-accounts for accounting purposes within the Interest Reserve Account, it being understood and agreed that the creation of such sub-accounts shall in no way affect the pledge in favor of the Trustee or Hyatt Gaming (as the case may be) in the Interest Reserve Account or such sub-accounts.

     4. Appointment of Construction Escrow Agent and Establishment of Construction Escrow.
---------------------------------------------------------------------

          4.1 Appointment of Construction Escrow Agent. The Company, the Trustee and Hyatt Gaming hereby appoint the Construction Escrow Agent, and the Construction Escrow Agent hereby accepts appointment, as escrow agent hereunder upon the terms and conditions set forth in this Agreement. The Construction Escrow Agent agrees to act in good faith at all times in the performance of its covenants and obligations pursuant to this Agreement.

          4.2 Establishment of Construction Escrow. Concurrently with the execution and delivery hereof, the Construction Escrow Agent shall establish a construction escrow to hold the funds disbursed by the Disbursement Agent to the Construction Escrow Agent for payment to Contractors in respect of Construction Expenses. The Construction Escrow Agent shall cause the Construction Expenses to be paid to the appropriate Contractors and the Construction Escrow Agent shall cause the Title Insurer to issue the Mechanics Lien Endorsements and the Foundation Endorsements (upon completion upon any foundation), all in accordance with the terms and conditions of this Agreement. All funds delivered to the Construction Escrow Agent pursuant to this Agreement shall be held in trust and not commingled with any deposit or commercial bank account. The Construction Escrow Agent hereby waives any and all liens, encumbrances and claims, which it may have in any funds, including, without limitation, all rights of offset and deductions, whether statutory or otherwise afforded by law, agreement or otherwise set forth herein. All funds accepted by the Construction Escrow Agent pursuant to this Agreement shall be held in an appropriate account for the benefit of the Company, the Trustee and Hyatt Gaming, subject to the terms and conditions of this Agreement.

          4.3 Agency. The Construction Escrow Agent shall act solely as the agent for the Trustee and Hyatt Gaming in connection with its duties under this Agreement, without any authority to obligate any of the Lender Parties to compromise or pledge its security interest hereunder; provided, however, that the Construction Escrow Agent is authorized to make disbursements on behalf of the Trustee and Hyatt Gaming pursuant to the terms of this Agreement. The

Company acknowledges and agrees that in no event shall any of the Lender Parties be liable for, nor shall the obligations of the Company under the Indenture, the Subordinated Loan Agreement, the Notes, the Collateral Documents or the other Operative Documents be affected or diminished as a consequence of, any action or inaction of the Construction Escrow Agent with respect to any funds disbursed to the Construction Escrow Agent. Notwithstanding any principal or agency law, neither the Trustee nor Hyatt Gaming shall be liable for any negligence or willful misconduct by the Construction Escrow Agent.

          4.4 Waiver of Setoff Rights. The Construction Escrow Agent hereby acknowledges the Trustee's and Hyatt Gaming's security interest as set forth herein and waives any security interest or other lien in any funds disbursed to the Construction Escrow Agent and further waives any right to set off said funds now or in the future against any indebtedness of the Company to the Construction Escrow Agent. The waivers set forth in this Section are of rights which may exist now or hereafter in favor of the Construction Escrow Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Construction Escrow Agent in its capacity as agent for the Trustee and Hyatt Gaming. Nothing in this Section shall be construed as waiving, limiting or diminishing any rights of the Trustee or Hyatt Gaming against the Company.

     5. Appointment of Independent Construction Consultant
        --------------------------------------------------

          5.1 Appointment of Independent Construction Consultant. The Trustee and Hyatt Gaming hereby appoint the Independent Construction Consultant, and the Company hereby ratifies such appointment, and the Independent Construction Consultant hereby accepts appointment, as the independent construction consultant hereunder upon the terms and conditions set forth in this Agreement and that certain Consulting Agreement between the Trustee, Hyatt Gaming, and the Independent Construction Consultant of even date herewith. The Independent Construction Consultant agrees to act in good faith at all times in the performance of its covenants and obligations pursuant to this Agreement.

          5.2 Agency. The Independent Construction Consultant shall act solely as the agent for the Trustee and Hyatt Gaming in connection with its duties under this Agreement, without any authority to obligate any of the Lender Parties to compromise or pledge its security interest hereunder; provided, however, that the Independent Construction Consultant is authorized to approve disbursements on behalf of the Trustee and Hyatt Gaming pursuant to the terms of this Agreement. The Company acknowledges and agrees that in no event shall any of the Lender Parties be liable for, nor shall the obligations of the Company under the Indenture, the Subordinated Loan Agreement, the Notes, the Collateral Documents or the other Operative Documents be affected or diminished as a consequence of, any action or inaction of the Independent Construction Consultant with respect to any funds disbursed to the Construction Escrow Agent. Notwithstanding any principal or agency law, neither the Trustee nor Hyatt Gaming shall be liable for any negligence or willful misconduct by the Independent Construction Consultant.

          5.3 Waiver of Setoff Rights. The Independent Construction Consultant hereby acknowledges the Trustee's and Hyatt Gaming's security interest as set forth herein and waives any security interest or other lien in any funds disbursed to the Independent Construction Consultant and further waives any right to set off said funds now or in the future against any indebtedness of the Company to the Independent Construction Consultant. The waivers set forth in this Section are of rights which may exist now or hereafter in favor of the Independent Construction Consultant in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Independent Construction Consultant in its capacity as agent for the Trustee and Hyatt Gaming. Nothing in this Section shall be construed as waiving, limiting or diminishing any rights of the Trustee or Hyatt Gaming against the Company.

     6. Funding of Accounts.
        -------------------

          6.1 Conditions Precedent to Funding the Accounts. The Trustee shall deposit the Interest Reserve Proceeds in the Interest Reserve Account and shall deposit the Senior Notes Proceeds (other than the Interest Reserve Proceeds) with the Disbursement Agent, and the Disbursement Agent shall deposit such Senior Notes Proceeds into the respective Trustee Accounts, and Hyatt Gaming shall deposit the Hyatt Gaming Proceeds with the Disbursement Agent, and the Disbursement Agent shall deposit such Hyatt Gaming Proceeds into the respective Hyatt Gaming Accounts upon satisfaction of the following conditions:

               (a) The Trustee and Hyatt Gaming shall have received each of the following closing certificates, in each case completed as to all information required therein, together with all required exhibits and attachments, if any, attached thereto:

                    (i) the Closing Certificate from the Company in the form of Exhibit A-1 attached hereto;

                    (ii) the Closing Certificate from the General Contractor in the form of Exhibit A-2 attached hereto;

                    (iii) the Closing Certificate from the Architect in the form of Exhibit A-3 attached hereto;

                    (iv) the Closing Certificate from the Excavator in the form of Exhibit A-4 attached hereto;

                    (v) the Closing Certificate from the Independent Construction Consultant in the form of Exhibit A-5 attached hereto;

                    (vi) the Closing Certificate from the Disbursement Agent in the form of Exhibit A-6 attached hereto; and

               (b) The Trustee shall have received the Senior Notes Proceeds from the holders of the Original Senior Notes; and

               (c) All other closing conditions under the Indenture, the Subordinated Loan Agreement and the other Financing Agreements have been satisfied.

          6.2 Investment of Funds in Accounts.
              --------------------------------

               (a) All funds held in and credited to each of the Accounts from time to time shall be invested in Investment Grade Securities (other than funds in the Interest Reserve Account which shall be invested in Government Securities) by the Disbursement Agent in reliance upon the investment advice of the Investment Agent pursuant to written instructions by the Company in accordance with the Indenture delivered to the Disbursement Agent, pending disbursement of such funds pursuant to this Agreement. All interest and other distributions in respect of such Investment Grade Securities or Government Securities (as the case may be) shall be added to the funds in the respective Accounts, subject to disbursement thereof in accordance with this Agreement. The Investment Grade Securities in which the Proceeds are invested shall have maturity dates which reasonably approximate the time when such funds will be required for disbursement under this Agreement, and in no event shall have a maturity date later than six (6) months after the Operating Deadline. The Government Securities in which the Proceeds are invested by the Trustee shall have maturity dates which reasonably approximate the time when such funds will be required for disbursement on each Interest Payment Date under this Agreement and the Indenture.

               (b) Notwithstanding the foregoing, the Disbursement Agent shall not act on direction from the Company to invest any such funds under this Section, unless (i) the Company directs the funds to be invested in any one or more of the investments set forth in Schedule 6.2(b), or (ii)(A) the Investment Agent shall have concluded that such investments are Investment Grade Securities or Government Securities (as the case may be) conform with the requirements of the Indenture and the Pledge and Assignment Agreements, and (B) the Disbursement Agent has received written confirmation from counsel that appropriate steps have been taken with respect to each such investment so as to assure the continuing perfection of the Trustee's or Hyatt Gaming's (as the case may be) first priority security interest in such investment. For purposes of determining the steps to be taken in order to achieve and maintain such perfection, the Disbursement Agent shall have the right to require the delivery of, and to rely upon, an opinion of counsel to the Company or the Disbursement Agent (the expense of which shall be paid by the Company) specifying (i) that the counsel is familiar with the laws applicable to the perfection of security interests in said investments, and (ii) the steps required to perfect and maintain a first priority security interest in favor of the Trustee or Hyatt Gaming (as the case may be) in such investments. If no such investment instructions are received by the Disbursement Agent after request or after the occurrence of a Default or Event of Default, such funds shall be invested in Government Securities set forth in Schedule 6.2(c) or as selected by the Investment Agent pursuant to this Section and in conformity with the requirements of the Indenture and the Pledge and Assignment Agreements. Subject to Section 11.1, neither the Disbursement Agent nor the Investment Agent shall be liable for any investment or similar losses or for the availability or liquidity of funds in the Accounts as a result of any investments made or reduced to cash in accordance with this Agreement, and the Disbursement Agent is hereby authorized to (i) purchase Investment Grade Securities and Government Securities (as the case may be) as directed by the Company or determined by the Investment Agent in accordance herewith and (ii) reduce to cash any Investment Grade Securities or Government Securities (as the case may be), without regard to maturity, in any Account in order to make any application or disbursement required hereunder.

          6.3 Insufficient Available Funds. The Company shall promptly, and in no event later than two (2) Business Days following knowledge thereof, notify the Trustee, Hyatt Gaming, the Disbursement Agent, the Construction Escrow Agent and the Independent Construction Consultant in writing if at any time the Company reasonably believes that there are insufficient Available Funds (a) to permit the Project to be Operating on or before the Operating Deadline or (b) to complete construction of the Project in accordance with the Plans and/or the Construction Disbursement Budget (as in effect at such time). Such notice shall specify in reasonable detail (i) the amount of such deficiency and (ii) the steps which the Company intends to take to cure such deficiency and the anticipated timing thereof.

     7. Disbursement Requests.
        ----------------------

          7.1 Form of Disbursement Requests. Any requests for disbursement of the Proceeds from any of the Accounts shall be made to the Disbursement Agent as follows:

               (a) The Company shall concurrently with the execution and delivery of this Agreement submit to the Disbursement Agent with a copy to the Trustee, Hyatt Gaming, the Construction Escrow Agent and the Independent Construction Consultant, an Officer's Certificate in the form of Exhibit B attached hereto requesting the disbursement of funds from the Construction Disbursement Accounts for the Initial Disbursements to be made as of the date hereof, together with all exhibits, schedules and other documents required thereunder (an "Initial Disbursement Request").

               (b) The Company shall have the right to submit to the Trustee, an Officer's Certificate in the form of Exhibit C attached hereto requesting the disbursement of funds from the Interest Reserve Account to pay the interest due on the Notes (an "Interest Disbursement Request").

               (c) The Company shall have the right from time to time during the course of this Agreement (but no more often than monthly, unless otherwise permitted by the Disbursement Agent), to submit to the Disbursement Agent, the Construction Escrow Agent and the Independent Construction Consultant, with a copy to the Trustee and Hyatt Gaming, an Officer's Certificate in the form of Exhibit D-1 attached hereto requesting the disbursement of funds from the Construction Disbursement Accounts to the Construction Escrow Agent for payment to the Contractors and other Persons as otherwise directed in such Disbursement Request, together with the exhibits, schedules and other documents required thereunder (a "Construction Disbursement Request").

               (d) Subject to the conditions of Section 10, the Company shall have the right from time to time during the course of this Agreement (but no more often than monthly, unless otherwise permitted by the Disbursement Agent), to submit to the Disbursement Agent, the Construction Escrow Agent and the Independent Construction Consultant, with a copy to the Trustee and Hyatt Gaming, an Officer's Certificate in the form of Exhibit E-1 attached hereto requesting the disbursement of funds from the Construction Disbursement Accounts to the Advance Disbursement Account as an Advance Disbursement for payment to the Contractors and other Persons as set forth in such Disbursement Request, together with the exhibits, schedules and other documents required thereunder (an "Advance Disbursement Request").

               (e) The Company shall have the right from time to time during the course of this Agreement (but no more often than monthly, unless otherwise permitted by the Disbursement Agent), to submit to the Disbursement Agent, the Construction Escrow Agent and the Independent Construction Consultant, with a copy to the Trustee and Hyatt Gaming, an Officer's Certificate in the form of Exhibit F-1 attached hereto requesting the disbursement of funds from the Completion Reserve Accounts to the Construction Disbursement Accounts, together with all exhibits, schedules and other documents required thereunder (a "Completion Reserve Disbursement Request").

               (f) The Company shall have the right, upon the satisfaction of the requirements in Section 11.1, to submit to the Disbursement Agent, the Construction Escrow Agent and the Independent Construction Consultant, with a copy to the Trustee and Hyatt Gaming, an Officer's Certificate in the form of Exhibit G-1 attached hereto requesting the disbursement of all remaining funds from the Construction Disbursements Accounts and the Completion Reserve Accounts to the Company, together with all exhibits, schedules and other documents required thereunder (a "Final Accounts Disbursement Request").

          7.2 Review of Disbursement Requests.
              --------------------------------

               (a) The Disbursement Agent shall (i) review each Disbursement Request submitted pursuant to Section 7.1 to determine that it conforms in form to the requirements of Exhibits B, D-1, E-1, F-1 or G-1 (as the case may be), including all exhibits, schedules and documents delivered therewith (as the case may be), and (ii) have no actual knowledge of any material error, inaccuracy, misstatement or omission of fact in such Disbursement Request or any exhibit, schedule or document delivered therewith or any other information provided by the Company to the Disbursement Agent. The Disbursement Agent shall notify the Company, with a copy to the other Parties, as soon as reasonably possible if any Disbursement Request, or any portion thereof, is determined not to comply with the requirements in this Section and the reason(s) therefor.

               (b) The Independent Construction Consultant shall review each Disbursement Request (other than the Initial Disbursement Request) submitted pursuant to Section 7.1 promptly after receipt of such Disbursement Request to determine whether it can make the certifications required in the Officer's Certificate in the form of Exhibit D-2 attached hereto (in the case of a Construction Disbursement Request), Exhibit F-2 attached hereto (in the case of a Completion Reserve Request) or Exhibit G-2 attached hereto (in the case of a Final Accounts Disbursement Request) (each, the "Independent Construction Consultant's Disbursement Approval"). If the Independent Construction Consultant determines that it (i) can make such certifications, it shall deliver the Independent Construction Consultant's Disbursement Approval promptly after making such determination, or (ii) cannot make such certifications, it shall provide notice to the Company, with a copy to the other Parties, as soon as reasonably possible after making such determination, together with the reason(s) therefor.

               (c) The Construction Escrow Agent shall review each Disbursement Request (other than the Initial Disbursement Request) submitted pursuant to
     Section 7.1 promptly after receipt of such Disbursement Request to determine whether it can deliver the letter in the form of Exhibit D-3 attached hereto (in the case of a Construction Disbursement Request) or Exhibit G-3 attached hereto (in the case of a Final Accounts Disbursement Request) (the "Construction Escrow Agent's Issuance Letter"). If the Construction Escrow Agent determines that it (i) can deliver such letter, it shall deliver such letter promptly after making such determination, or
     (ii) cannot deliver such letter, it shall provide notice to the Company, with a copy to the other Parties, as soon as reasonably possible after making such determination, together with the reason(s) therefor.

          7.3 Amended Disbursement Request. If the Independent Construction Consultant determines that it cannot provide the Independent Construction Consultant's Disbursement Approval or the Construction Escrow Agent determines that it cannot provide the Construction Escrow Agent's Issuance Letter, with respect to all or any amount of the requested disbursement, the Company shall have the right to withdraw such Disbursement Request, and notwithstanding
Section 7.1(c) submit an amended Disbursement Request hereunder.

          7.4 Periodic Review of Project.
              ---------------------------

               (a) Subject to the limitations in Sections 13.1 and 13.2, respectively, the Disbursement Agent and the Construction Escrow Agent shall exercise commercially reasonable efforts and use commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions holding similar collateral, administering similar construction loans and controlling the disbursement of construction funds. Commencing upon execution and delivery hereof, the Construction Escrow Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of the Company, the Independent Construction Consultant and such other employees, consultants or agents as the Construction Escrow Agent shall reasonably request to be present for such meetings. In addition, the Construction Escrow Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Contracts) supporting the Disbursement Requests and any certificates in support of any of the foregoing. The Construction Escrow Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company which are reasonably necessary or appropriate to permit it to perform its duties hereunder, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project. The Construction Escrow Agent shall keep all such information confidential and shall not disclose such information to any Person other than the Parties without the prior written consent of the Company, except to the extent disclosure of such information is (i) required under Applicable Law, or
     (ii) necessary or appropriate to perform its obligations under this Agreement. The rights of the Construction Escrow Agent under this Section to inspect the Project shall not be construed as an obligation, it being understood that the duty of the Construction Escrow Agent is limited to act upon certificates and draw requests submitted by the Company and the Trustee hereunder.

               (b) Subject to the limitations in Section 13.3, the Independent Construction Consultant shall exercise commercially reasonable efforts and use commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions reviewing the progress of construction and controlling the disbursement of construction funds. Commencing upon execution and delivery hereof, the Independent Construction Consultant shall meet periodically at reasonable times during customary business hours and at reasonable intervals, however no less frequently than monthly, with representatives of the Company, the General Contractor, the Architect, the Excavator and such other employees, consultants or agents as the Independent Construction Consultant shall reasonably request to be present for such meetings. The Independent Construction Consultant shall perform such inspections of the Property then owned by the Company and the Project as it deems reasonably necessary or appropriate in the performance of its duties hereunder, however no less frequently than monthly. In addition, the Independent Construction Consultant shall have the right to review, at reasonable times during customary business hours, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Contracts) supporting the amendments to the Construction Disbursement Budget, amendments to any Contracts, the Disbursement Requests and any certificates in support of any of the foregoing, to inspect materials stored on the Property then owned by the Company and at off-site facilities where materials designated for use in the Project are stored, to review the insurance required pursuant to the terms of the Indenture, and to examine the Plans and all shop drawings relating to the Project. Upon and during the continuance of a Default or an Event of Default, or otherwise the Independent Construction Consultant is authorized to contact any payee for purposes of confirming receipt of progress payments. The Independent Construction Consultant shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Company relating to the construction of the Project, including, without limitation, bills of sale, statements, receipts, conditional and unconditional lien releases, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project. From time to time, at the request of the Independent Construction Consultant, the Company shall make available to the Independent Construction Consultant a Project Cost Schedule and/or a Construction Schedule for the Project. The Independent Construction Consultant shall keep all such information confidential and shall not disclose such information to any Person other than the Parties without the prior written consent of the Company, except to the extent disclosure of such information is (i) required under Applicable Law, or (ii) necessary or appropriate to perform its obligations under this Agreement. The Company agrees to fully cooperate with the Independent Construction Consultant in assisting the Independent Construction Consultant to perform its duties hereunder and to take such further steps as the Independent Construction Consultant reasonably may request in order to facilitate the Independent Construction Consultant's performance of its obligations hereunder.

     8. Disbursements from Interest Reserve Account.
        --------------------------------------------

          8.1 Procedure for Disbursements. Ten (10) days prior to each Interest Payment Date, the Company shall deliver an Interest Disbursement Request to the Trustee specifying the amount required to be paid upon and the Interest Payment Date for which such amount is due and payable. Upon receipt of the Interest Disbursement Request, on or prior to the Interest Payment Date, the Trustee shall liquidate a sufficient number of the Government Securities held in the Interest Reserve Account to realize the amount required to be paid to the holders of the Senior Notes specified in the Interest Disbursement Request as due and payable on such Interest Payment Date. On the Interest Payment Date, the

Trustee shall disburse funds from the Interest Reserve Account in the amount specified in the Interest Reserve Request and pay the same to the holders of the Senior Notes.

          8.2 Insufficient Funds in Interest Reserve Account. If there are insufficient funds in the Interest Reserve Account to pay any amount specified in an Interest Disbursement Request, the Trustee shall notify the Company as soon as practicable but in no event later than six (6) Business Days prior to the applicable Interest Payment Date, and the Company shall, not less than five
(5) Business Days prior to the applicable Interest Payment Date, deposit in cash into the Interest Reserve Account an amount equal to such deficiency; provided, however, if the Company fails to deposit the amount of such deficiency at least two (2) Business Day prior to the Interest Payment Date, the Trustee shall have the right to make demand upon the Disbursement Agent for the transfer from the Trustee Completion Reserve Account to the Interest Reserve Account of an amount equal to such deficiency on the date which is one (1) Business Day prior to the Interest Payment Date by providing written notice to the Disbursement Agent setting forth the amount of such deficiency. The Company acknowledges that the Company's failure to provide notice or deposit funds referenced in this Section shall not in any way exonerate or diminish the Company's obligation to make all payments under the Senior Notes as and when due and to replenish the amount of such deficiency which was transferred from the Trustee Completion Reserve Account to the Interest Reserve Account.

          8.3 Excess Funds in Interest Reserve Account. Upon payment in full of all interest payments due on the Senior Notes on the final Interest Payment Date, the Trustee shall transfer any remaining funds and/or Government Securities in the Interest Reserve Account to (i) the Disbursement Agent for deposit in the Trustee Construction Disbursement Account if the Final Accounts Disbursements has not yet occurred, and such funds and/or Government Securities shall be deemed Additional Revenue, or (ii) to the Company if the Final Accounts Disbursement has occurred.

     9. Disbursements from Construction Disbursement Accounts and Completion Reserve Accounts.
----------------------------------------------------------------------------

          9.1 Conditions Precedent to Initial Disbursement from Construction Disbursement Accounts. The Disbursement Agent shall make the disbursements specified in the Initial Disbursement Request on the Closing Date upon satisfaction of the following conditions and otherwise in accordance with this
Agreement:

               (a) The Company shall have submitted the Initial Disbursement Request in accordance with Section 7.1;

               (b) The Trustee and Hyatt Gaming each shall have approved the Initial Disbursement Request;

               (c) The Disbursement Agent shall have received all documents required in connection with the Initial Disbursement Request in accordance with Section 7.2;

               (d) The Disbursement Agent shall have received the Proceeds.

          9.2 Conditions to Disbursements from Construction Disbursement Accounts (Other Than Initial Disbursement, Advance Disbursements and Final Accounts Disbursement). The Disbursement Agent shall make the disbursements specified in the Construction Disbursement Request upon satisfaction of the following conditions and otherwise in accordance with this Agreement:

               (a) The Company shall have submitted the Construction Disbursement Request in accordance with Section 7.1;

               (b) The Disbursement Agent shall have received all documents required in connection with the Construction Disbursement Request in accordance with Section 7.2(a);

               (c) The Independent Construction Consultant shall have delivered the Independent Construction Consultant's Disbursement Approval with respect to such Construction Disbursement Request to the Disbursement Agent in accordance with Section 7.2(b);

               (d) The Construction Escrow Agent shall have delivered the Construction Escrow Agent's Issuance Letter with respect to such Construction Disbursement Request to the Disbursement Agent in accordance with Section 7.2(c); and

               (e) The Disbursement Agent shall not have received written notice from any Party hereto that a Default or Event of Default exists.

          9.3 Conditions Precedent to Advance Disbursements. The Disbursement Agent shall make the disbursements specified in the Advance Disbursement Request upon satisfaction of the following conditions and otherwise in accordance with this Agreement:

               (a) The Company shall have submitted the Advance Disbursement Request in accordance with Section 7.1;

               (b) The Disbursement Agent shall have received all documents required in connection with the Advance Disbursement Request in accordance with Section 7.2(a); and

               (c) The Disbursement Agent shall not have received written notice from any Party hereto that a Default or Event of Default exists.

          9.4 Conditions Precedent to Disbursements from Completion Reserve Disbursement (Other Than Final Accounts Disbursement). The Disbursement Agent shall make the disbursements specified in the Completion Reserve Disbursement Request upon satisfaction of the following conditions and otherwise in accordance with this Agreement:

               (a) The Company shall have submitted the Completion Reserve Disbursement Request in accordance with Section 7.1;

               (b) The Disbursement Agent shall have received all documents required in connection with the Completion Reserve Disbursement Request in accordance with Section 7.2(a);

               (c) The Independent Construction Consultant shall have delivered the Independent Construction Consultant's Disbursement Approval with respect to such Completion Reserve Disbursement Request to the Disbursement Agent in accordance with Section 7.2(b); and

               (d) The Disbursement Agent shall not have received written notice from any Party hereto that a Default or Event of Default exists.

          9.5 Conditions Precedent to Final Accounts Disbursement. The Disbursement Agent shall make the disbursements specified in the Construction Disbursement Request upon satisfaction of the following conditions and otherwise in accordance with this Agreement:

               (a) The Company shall have submitted the Final Accounts Disbursement Request in accordance with Section 7.1;

               (b) The Disbursement Agent shall have received all documents required in connection with the Final Accounts Disbursement Request in accordance with Section 7.2(a);

               (c) The Independent Construction Consultant shall have delivered the Independent Construction Consultant's Disbursement Approval with respect to such Final Accounts Disbursement Request to the Disbursement Agent in accordance with Section 7.2(b);

               (d) The Construction Escrow Agent shall have delivered the Construction Escrow Agent's Issuance Letter with respect to such Final Accounts Disbursement Request to the Disbursement Agent in accordance with
     Section 7.2(c); and

               (e) The Disbursement Agent shall not have received written notice from any Party hereto that a Default or Event of Default exists.

          9.6 Failure to Satisfy Conditions Precedent.
              ----------------------------------------

               (a) If the Independent Construction Consultant's Disbursement Approval or the Construction Escrow Agent's Issuance Letter (as the case may be) delivered to the Disbursement Agent includes any amendments, deletions or other modifications to the respective forms for such Independent Construction Consultant's Disbursement Approval or the Construction Escrow Agent's Issuance Letter attached hereto, or is otherwise inconsistent with the respective Disbursement Request, or the Disbursement Agent determines that any one or more of the conditions precedent in Section 9.1, 9.2, 9.3, 9.4 or 9.5 (as the case may be) have not been satisfied, the Disbursement Agent promptly shall notify the Company, Hyatt Gaming and the Trustee, and the Company shall have the right to obtain the written approval of the Trustee and Hyatt Gaming with respect to such Disbursement Request, and the Disbursement Agent shall make such requested disbursements upon receipt of such written approval without regard to the requirements of Sections 9.1, 9.2, 9.3, 9.4 or 9.5 (as the case may be).

               (b) If the Independent Construction Consultant's Disbursement Approval approves an amount for disbursement which is less than amount requested by the Company in the applicable Disbursement Request, but otherwise conforms to the form of the Independent Construction Consultant's Disbursement Approval attached hereto and/or the Construction Escrow Agent's Issuance Letter attached hereto (as the case may be), the Disbursement Agent shall disburse the amount approved in the Independent Construction Consultant's Disbursement Approval.

          9.7 Disbursements from Construction Disbursement Accounts. Except for Advance Disbursements to be made directly to the Company, all disbursements requested from the Construction Disbursement Accounts in any Disbursement Request to be used for payment to any Contractors shall be made to the Construction Escrow Agent. The Construction Escrow Agent shall pay the amounts specified in the applicable Disbursements Request to the appropriate Contractors promptly after receipt of such funds from the Disbursement Agent. All such disbursements for payment to any Persons other than any Contractors shall be made as specified in the applicable Disbursement Request.

          9.8 Disbursements from Completion Reserve Accounts. Except for the Final Accounts Disbursement to be made directly to the Company, all disbursements requested from the Completion Reserve Accounts pursuant to any Disbursement Request shall be made by transferring such funds from (i) the Trustee Completion Reserve Account to the Trustee Construction Disbursement Account, and (ii) the Hyatt Gaming Completion Reserve Account to the Hyatt

Gaming Construction Disbursement Account, respectively, and such funds thereafter shall be subject to the conditions for disbursement from the Construction Disbursement Accounts set forth in this Agreement.

          9.9 Pro-Rata Disbursements. All disbursements from the Construction Disbursement Accounts shall be made pro rata based on the proportionate amounts (or, in the case of any securities held in such Accounts, the fair market value of such securities) held in the Trustee Construction Disbursement Account and Hyatt Gaming Construction Disbursement Account, respectively, on the date immediately prior to such disbursement. All disbursements from the Completion Reserve Accounts shall be made pro rata based on the proportionate amounts (or, in the case of any securities held in such Accounts, the fair market value of such securities) held in the Trustee Completion Reserve Account and Hyatt Gaming Trustee Completion Reserve Account, respectively, on the date immediately prior to such disbursement.

          9.10 Compensation to Disbursement Agent, Construction Agent and Independent Construction Consultant.
-------------------------------------------------------------------------

               (a) The Company covenants and agrees to pay to the Disbursement Agent from time to time, and the Disbursement Agent shall be entitled to, the fees and reimbursements set forth in that certain letter agreement by the Company to the Disbursement Agent, dated as of March 14, 2000, such amounts to be paid in accordance with and at the times set forth in such letter, together with reimbursement for its reasonable expenses (including, without limitation, the reasonable fees and expenses of the Disbursement Agent's counsel) as compensation for services to be performed under this Agreement; provided, however, the Disbursement Agent shall provide written itemization of requested reimbursement of such expenses at least ten (10) days prior to the date payment is to be made within thirty (30) days of receiving a written request therefor from the Company. The Disbursement Agent is hereby authorized to disburse to itself such fees and reimbursements from the Construction Disbursement Accounts for each calendar month on the first day of the subsequent calendar month. All amounts disbursed pursuant to Section 9.10(a) shall be deducted from the applicable working capital line item in the Construction Disbursement Budget.

               (b) The Company covenants and agrees to pay to the Independent Construction Consultant from time to time, and the Independent Construction Consultant shall be entitled to, the fees and reimbursements set forth in that certain Consulting Agreement between the Independent Construction Consultant, the Trustee, and Hyatt Gaming, dated of even date herewith (pursuant to which the Independent Construction Consultant shall look solely to the Company for the payment of its fees and expenses, and neither the Trustee nor Hyatt Gaming shall be responsible for such fees or expenses or have any indemnification obligation to the Independent Construction Consultant thereunder). The Disbursement Agent is hereby authorized to disburse to the Independent Construction Consultant such amounts to be paid in accordance with and at the times set forth in such Consulting Agreement. All amounts disbursed pursuant to Section 9.10(b) shall be deducted from the applicable working capital line item in the Construction Disbursement Budget.

               (c) The Company covenants and agrees to pay to the Construction Escrow Agent from time to time, and the Construction Escrow Agent shall be entitled to, the fees and reimbursements set forth in each Construction Escrow Agent's Issuance Letter. The Disbursement Agent is hereby authorized to disburse to the Construction Escrow Agent such amounts set forth in the Construction Escrow Agent's Issuance Letter. All amounts disbursed pursuant to Section 9.10(c) shall be deducted from the applicable working capital line item in the Construction Disbursement Budget.

          9.11 Disbursements after an Event of Default. In the event that the Disbursement Agent receives notice from any Party hereto (which notice has not been revoked or cancelled by the Trustee or Hyatt Gaming, as the case may be) that a Default or Event of Default exists and is continuing, the Disbursement Agent shall not approve any disbursement of funds for the Project from the Construction Disbursement Accounts or the Completion Reserve Accounts; provided, however, that, the Disbursement Agent shall make disbursements from (i) the Trustee Accounts with the prior written consent of the Trustee, and (ii) the Hyatt Gaming Accounts with the prior written consent of Hyatt Gaming if:

               (a) the Company has submitted a Disbursement Request and the Independent Construction Consultant certifies in writing that such Disbursement Request is for work completed or materials purchased on or prior to the date that such Default or Event of Default first occurred;

               (b) the Independent Construction Consultant determines and certifies in writing that such disbursements are reasonably necessary to prevent the condition of the Project from deteriorating or to preserve any work completed on the Project;

               (c) the Trustee or Hyatt Gaming (as the case may be) certifies in writing that such Default or Event of Default has continued for at least three (3) consecutive months, and the Independent Construction Consultant certifies in writing that such disbursements are for payments of Retainage Amounts for work completed, and the conditions for such disbursements (other than that the Project will be Operating) have been satisfied;

               (d) the Trustee or Hyatt Gaming (as the case may be) certifies in writing that such disbursements are necessary to comply with Applicable Law; or

               (e) the Trustee certifies in writing that such disbursements are required pursuant to Section 8.2.

          9.12 Transfer of Funds upon Event of Default. Upon the receipt of written notice executed by the Trustee, which certifies that an Event of Default hereunder has occurred and is continuing and that the Trustee is entitled to the funds in the Trustee Accounts, the Disbursement Agent shall, without need for further authorization or notice to the Company, deliver to the Trustee all funds in the Trustee Accounts, other than amounts then permitted to be disbursed under
Section 9.11. Upon the receipt of written notice executed by Hyatt Gaming, which certifies that an Event of Default hereunder has occurred and is continuing and that Hyatt Gaming is entitled to the funds in the Hyatt Gaming Accounts, the Disbursement Agent shall, without need for further authorization or notice to the Company, upon written notice to the Trustee, deliver to Hyatt Gaming all funds in the Hyatt Gaming Accounts, other than amounts then permitted to be disbursed under Section 9.11.

          9.13 Notice of Depletion. The Parties hereto irrevocably instruct the Disbursement Agent to deliver written notice to the Trustee, Hyatt Gaming, the Construction Escrow Agent, the Independent Construction Consultant and the Company that no funds remain in any one or more of the Construction Disbursement Accounts or Completion Reserve Accounts on the first date upon which the balance in such Account(s) is reduced to zero.

     10. Advance Disbursements. Notwithstanding anything to the contrary in this Agreement, if any Advance Disbursement is made to the Company pursuant to this Agreement, then the Company shall, with respect to each such Advance Disbursement, within thirty (30) days after such Advance Disbursement is made (or, if earlier, within ten (10) days after the occurrence of a Default or Event of Default), (i) provide a Construction Disbursement Request Certificate (including all exhibits, schedules or documents required thereunder) in the form of Exhibit D-1 with respect to such Advance Disbursement, (ii) obtain the Independent Construction Consultant's Approval for such Advance Disbursement in the form of Exhibit D-2, (iii) obtain the Construction Escrow Agent's Issuance Letter for such Advance Disbursement in the form of Exhibit D-3 (the "Post-Advance Disbursement Requirements"). Notwithstanding the foregoing or anything else to the contrary in this Agreement, the aggregate amount of any Advance Disbursements outstanding at any given time for which the Post-Advance Disbursement Requirements have not yet been satisfied at such time shall not exceed One Million Dollars ($1,000,000).

     11. Final Disbursement of Funds After Operating Date.
         ------------------------------------------------

          11.1 Disbursements After Operating Date. If any funds remain in the Disbursement Accounts and (a) the Project is Operating and has been Operating for at least the preceding ninety (90) days uninterrupted, (b) there is no ongoing construction in connection with the Project, other than (i) maintenance and repairs in the ordinary course of business not otherwise related to the construction of the Project ("Ordinary Course Repairs"), and (ii) punch list items related to the construction of the project not in excess of $100,000 ("Punch List Items"), (c) the Post-Advance Disbursement Requirements for all Advance Disbursements have been satisfied, (d) there are no amounts due to any Contractors other than for Ordinary Course Repairs, Punch List Items and Retainage Amounts, and (e) there exists no Default or Event of Default, then the

Company shall have the right to request that the Disbursement Agent disburse to the Company all remaining funds in the Construction Disbursement Accounts and Completion Reserve Accounts by executing and delivering to the Disbursement Agent the Final Disbursement Request pursuant to Section 7.1. Upon satisfaction of the conditions precedent for the Final Accounts Disbursement pursuant to
Section 9.5, the Disbursement Agent shall:

               (i) first, disburse to the Construction Escrow Agent such amount required to pay all Retainage Amounts due to all Contractors as of the date of such disbursement;

               (ii) second, disburse to the Construction Escrow Agent such amount required by the Title Company as set forth in the Construction Escrow Agent's Issuance Letter, as determined in its own discretion, to issue a Mechanics Lien Endorsement to the Title Policies insuring against all mechanic liens claims for which the Construction Escrow Agent has not received final unconditional waivers of lien or releases from a Contractor (the "Final Construction Escrow Deposit");

               (iii) third, disburse to the Disbursement Agent, the Independent Construction Consultant and the Construction Escrow Agent such final amounts due and payable to such Person pursuant to Section 9.10; and

               (iv) fourth, disburse any remaining funds to the Company (the "Final Accounts Disbursement").

          11.2 Use of Final Accounts Disbursement. With respect to the Construction Escrow Final Deposit, the Construction Escrow Agent shall deliver such amounts (or portion thereof) directly to the Company upon its receipt of such lien waivers and release in form and substance reasonably required by the Title Company as a condition of releasing such funds (or portion thereof), and the Company acknowledges and agrees that neither the Disbursement Agent nor any other Party (other than the Construction Escrow Agent) shall be responsible for the final release and disbursement of the Final Construction Escrow Deposit to the Company. With respect to the Final Accounts Disbursement, the Company agrees to use such portion of the Final Accounts Disbursement to pay for the Punch List Items and otherwise use the funds disbursed pursuant to the Final Accounts Disbursement in accordance with the Indenture and this Agreement.

     12. Construction Disbursement Budget.
         --------------------------------

          12.1 Construction Disbursement Budget Amendment Process. The Construction Disbursement Budget may be amended from time to time in the manner set forth herein. Subject to Section 12.2, the Company shall have the right from time to time to amend the Construction Disbursement Budget to change the amounts allocated for specific line item components of the work required to complete the Project, including Soft Costs, and to reallocate Realized Savings from one line item to another. Any such amendment shall be in writing and shall identify with specificity the line items to be changed and the amount of such change, and shall be submitted to the Disbursement Agent and the Independent Construction Consultant by an Officers' Certificate in the form of Exhibit H-1 attached hereto, together with all exhibits, schedules and documents required thereunder (the "Construction Disbursement Budget Amendment Certificate"). The proposed amendment in the Construction Disbursement Budget Amendment Certificate shall become effective upon the execution and delivery by the Independent Construction Consultant to the Disbursement Agent of an Officer's Certificate in the form of Exhibit H-2 attached hereto. Notwithstanding the foregoing or anything else to the contrary in this Agreement, the Company shall not have the right to amend the Construction Disbursement Budget without the prior written consent of the Trustee and Hyatt Gaming (copies of which shall be delivered to the Disbursement Agent), which consent may be withheld in their sole and absolute discretion, if such amended Construction Disbursement Budget would require funds in excess of the Available Funds at any time.

          12.2 Contract Amendment Process. The Company shall have the right from time to time to amend any Contract to which it is a party to change the scope of the work and the Company's payment obligations thereunder. Any such amendment that (i) results in a cost increase in excess of Twenty-Five Thousand Dollars ($25,000) in a Material Construction Document (or, with respect to the Construction Contract only, in excess of Seventy-Five Thousand Dollars ($75,000)), (ii) results in a material lessening of the scope or quality of the work constituting the design or construction of the Project, the value of which is in excess of Twenty-Five Thousand Dollars ($25,000) in a Material Construction Document (or, with respect to the Construction Contract only, in excess of Seventy-Five Thousand Dollars ($75,000)), or (iii) results in the likely addition of no less than one (1) week of construction (or such amendments, in the aggregate, result in the likely addition of no less than four
(4) weeks of construction), shall be in writing and shall identify with specificity all changes being made thereto. The Company shall deliver to the Disbursement Agent (a) an executed copy of the Contract amendment (the effectiveness of which will be subject only to satisfaction of the conditions in this Section); and (b) an Officers' Certificate in the form attached hereto as
Exhibit I-1, together with all exhibits, schedules and attachments thereto (the "Construction Contract Amendment Certificate"). The proposed amendment in the Construction Contract Amendment Certificate shall become effective upon the execution and delivery by the Independent Construction Consultant to the Disbursement Agent of an Officer's Certificate in the form of Exhibit I-2 attached hereto. Notwithstanding the foregoing or anything else to the contrary in this Agreement, the Company shall not have the right to amend any Construction Contract without the prior written consent of the Trustee and Hyatt Gaming (copies of which shall be delivered to the Disbursement Agent), which consent may be withheld in their sole and absolute discretion, if such amended Construction Contract would (i) require funds in excess of the Available Funds at any time, or (ii) would invalidate or otherwise affect any coverage under any surety performance or payment bond then in effect.

          12.3 Contracts Entered into after the Closing Date. The Company may from time to time enter into Contracts constituting Construction Documents consistent with the Plans and the Construction Disbursement Budget, as each is in effect from time to time. Each such Contract shall be in writing and, if a

Material Construction Document, shall become effective when and only when: (i) the Company and the Contractor have executed and delivered the Contract (with the effectiveness thereof subject only to satisfaction of the conditions in this Section); (ii) the Company has submitted to the Disbursement Agent an Officer's Certificate in the form of Exhibit J-1 attached hereto, together with all exhibits, schedules and documents required thereunder; (iii) if entering into such Contract will result in an amendment to the Construction Disbursement Budget, the Company has complied with the requirements of Section 12.1; (iv) if entering into such Contract will cause the Available Funds to be less than the amount required to cause the Project to become Operating on or before the Operating Deadline, the Company, treating such difference as a cost overrun, has complied with the requirements of Section 12.4; and (v) the Company has delivered a Consent to Collateral Assignment from the Contractor in the form of Exhibit K attached hereto. The proposed additional Construction Contract Amendment Certificate shall become effective upon the execution and delivery by the Independent Construction Consultant to the Disbursement Agent of an Officer's Certificate in the form of Exhibit J-2 attached hereto. Notwithstanding the foregoing or anything else to the contrary in this Agreement, the Company shall not have the right to enter into any Construction Contract without the prior written consent of the Trustee and Hyatt Gaming, which consent may be withheld in their sole and absolute discretion, if such additional Construction Contract would require funds in excess of the Available Funds at any time.

          12.4 Cost Overruns. The Company covenants to cure promptly (and in any event within ten (10) days of notice or knowledge thereof) any cost overrun for any line item (taking into account any applicable reserves in such line item) by
(i) providing sufficient funds to cover in full such cost overrun from (A) previously unallocated Available Funds or other Additional Revenue as permitted in this Agreement (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of line items contained in the Construction Disbursement Budget) or (B) if the conditions precedent to a disbursement from the Completion Reserve Accounts are satisfied, from funds in the Completion Reserve Accounts; and/or
(ii) effecting a Construction Disbursement Budget Amendment pursuant to Section 9.1.

          12.5 Project Cost Schedules. Each Project Cost Schedule shall set forth (i) the actual investment income (loss), less any losses or costs associated therewith, earned on the Construction Disbursement Accounts and the Completion Reserve Accounts through the date of such Project Cost Schedule, and
(ii) the additional amount of investment income which the Company reasonably anticipates will be earned in the Construction Disbursement Accounts and the Completion Reserve Accounts from such date through the earlier of the Operating Deadline and the anticipated date on which the Project first will be Operating. If at any time the Company submits a Project Cost Schedule pursuant to this Section and the Company can no longer reasonably anticipate that the Additional Revenue earned (and anticipated to be earned as determined above) from investments of funds in the Construction Disbursement Accounts and the Completion Reserve Accounts will equal the amount of such Additional Revenue anticipated as set forth in the Construction Disbursement Budget then in effect, then, so long as the Disbursement Agent has no actual knowledge that a Default or Event of Default exists and is continuing:

               (a) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is less than the total amount of such Additional Revenue anticipated as of the date of the most recent disbursement from the Construction Disbursement Accounts, then the Available Funds shall be deemed reduced by the amount of such deficiency and the Company (as a condition to the next Construction Disbursement Request) shall provide or allocate additional Available Funds or, if necessary, disburse funds from the Completion Reserve Accounts (so long as the conditions precedent are satisfied), and/or otherwise amend the Construction Disbursement Budget, if necessary, so that the total costs to cause the Project to be Operating prior to the Operating Deadline do not exceed the total Available Funds; or

               (b) if the total amount of such Additional Revenue at such date earned or anticipated to be earned is greater than the total amount of such Additional Revenue anticipated as of the date of the most recent disbursement from the Construction Disbursement Accounts, then the Available Funds shall be deemed increased by the amount of such excess.

     13. Events of Default. The occurrence of any of the following specified events shall be an "Event of Default" hereunder:

          13.1 Financing Agreements. A "default" or an "event of default" under the Indenture, the Subordinated Loan Agreement or any of the other Financing Agreements (as such terms are defined therein) has occurred and is continuing.

          13.2 Failure to Make Disbursement Request. Subject to Section 7.3, the Disbursement Agent, the Independent Construction Consultant or the Construction Escrow Agent, after appropriate consultation with the Company, is unable to make a disbursement requested pursuant to any Disbursement Request in excess of $50,000 or an amendment to the Construction Disbursement Budget where the aggregate amount that is the subject of such amendment exceeds $50,000 due to the failure of the Company to satisfy the conditions precedent thereto set forth herein, including, without limitation, the condition precedent that the Independent Construction Consultant, the General Contractor, the Architect and/or the Excavator (in each case after appropriate consultation with the Company) deliver the respective certificates required under this Agreement, and such failure continues for thirty (30) days.

          13.3 Representation, Warranties and Certifications. Any representation, warranty, certification or statement by the Company in this Agreement or any Officer's Certificate required to be delivered in this Agreement is untrue in any material respect on the date given or made, and such untruthfulness continues for a period of ten (10) Business Days after notice thereof.

          13.4 Insufficient Funds. Any time that the amount of Available Funds is less than the amount required in the Construction Disbursement Budget to cause the Project to become Operating on or before the Operating Deadline, and such deficiency continues for a period of thirty (30) days after notice to the Company of such deficiency.

          13.5 Failure to Deliver Collateral Documents. The failure of the Company to deliver any documents as and when required by the Pledge and Assignment Agreements and such failure continues for a period of ten (10) days.

          13.6 Cessation of Ownership. Except as and to the extent permitted under the Indenture, the Subordinated Loan Agreement or any other Financing Agreements, the Company shall cease to own the Property and all parcels and subdivisions comprising any portion thereof or located thereon or the buildings, fixtures and other improvements to be situated on the Property for the purpose of owning, constructing, maintaining and operating the Project in the manner contemplated by the Operative Documents.

          13.7 Abandonment of Project. Except as and to the extent permitted under the Indenture, the Subordinated Loan Agreement or any other Financing Agreements, the Company shall abandon the Project or otherwise cease to pursue the operations of the Project in accordance with standard industry practice or shall sell or otherwise dispose of its interest in the Project.

          13.8 Termination or Invalidity of Construction Documents. Any of the Material Construction Documents shall have terminated, become invalid or illegal, or otherwise ceased to be in full force and effect (except in accordance with its terms upon completion of the respective work or delivery of the respective materials); provided that with respect to any Material Construction Document other than the General Construction Contract, the Excavation Contract Construction Contract and the Architect Agreement, no Event of Default shall be deemed to have occurred as a result of such termination so long as (a) the Company provides written notice to the Disbursement Agent and the Independent Construction Consultant (immediately upon, but in no event more than two (2) Business Days after, the Company's becoming aware of such Construction Document's ceasing to be in full force or effect) that the Company intends to replace such Construction Document (or that replacement is not necessary), and (b) if, in the reasonable judgment of the Independent Construction Consultant, a replacement is necessary, the Company (i) obtains a replacement obligor or obligors reasonably acceptable to the Independent Construction Consultant, the Trustee and Hyatt Gaming, and (ii) enters into a amended Construction Document or a new Construction Document in accordance with
Section 12.2 or 12.3 as applicable, on terms no less beneficial to the Company, the Trustee and Hyatt Gaming than then current market terms, within sixty (60) days of such termination.

          13.9 Schedule of Operations. The Independent Construction Consultant, if it becomes so aware, reasonably determines (based on its experience, familiarity and review of the Project and the information and schedule provided by the Company and the General Contractor) that the Project is likely to first be Operating no earlier than sixty (60) days after the Operating Deadline, which determination the Independent Construction Consultant may make at any time after the date hereof.

     14. Limitation of Liability.
         ------------------------

          14.1 Disbursement Agent's Limitation of Liability. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action other than in accordance with this Agreement. In performing its obligations hereunder, the Disbursement Agent shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received from the Company, the General Contractor, the Architect, the Excavator, the Construction Escrow Agent and the Independent Construction Consultant, and shall not be liable or responsible for any liability, loss, damage, cost or expense incurred by any of the other Parties that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for the gross negligence or willful misconduct of the Disbursement Agent, its officers, employees or agents; provided, however, that the Disbursement Agent shall not be liable for any consequential or punitive damages. Without limiting the generality of the foregoing, the other Parties acknowledge and agree that: (a) the Disbursement Agent does not represent, warrant or guaranty to any of the Lender Parties the performance of the Company, the Independent Construction Consultant, the Construction Escrow Agent, the General Contractor, the Architect, the Excavator or any Contractor in connection with construction of the Project; (b) the Company shall remain solely responsible for the proper application of all disbursements made to the Company; (c) the Disbursement Agent is not obligated to supervise, inspect or inform the Company or any of the Lender Parties of any aspect of the construction of the Project; and (d) the Disbursement Agent owes no duty of care to the Company, to protect against, or to inform the Company of, any negligent, faulty, inadequate or defective design or construction of the Project or otherwise.

          14.2 Construction Escrow Agent's Limitation of Liability. The Construction Escrow Agent shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action other than in accordance with this Agreement. In performing its obligations hereunder, the Construction Escrow Agent shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received from the Company, the General Contractor, the Architect and the Excavator, and shall not be liable or responsible for any liability, loss, damage, cost or expense incurred by any of the other Parties that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for the negligence or willful misconduct of the Construction Escrow Agent, its officers, employees or agents; provided, however, that the Construction Escrow Agent shall not be liable for any consequential or punitive damages. Without limiting the generality of the foregoing, the other Parties acknowledge and agree that: (a) the Construction Escrow Agent does not represent, warrant or guaranty to any of the other Parties the performance of the Company, the Disbursement Agent, the General Contractor, the Architect, the Excavator or any Contractor in connection with construction of the Project; (b) the Company shall remain solely responsible for the proper application of all disbursements made to the Company;
(c) the Construction Escrow Agent is not obligated to supervise, inspect or inform the Company or any of the other Parties of any aspect of the construction of the Project, except as expressly provided herein; and (d) the Construction Escrow Agent owes no duty of care to the Company, to protect against, or to inform the Company of, any negligent, faulty, inadequate or defective design or construction of the Project or otherwise.

          14.3 Independent Construction Consultant's Limitation of Liability. The Independent Construction Consultant shall have no duties or obligations hereunder except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action other than in accordance with this Agreement. In performing its obligations hereunder, the Independent Construction Consultant shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received from the Company, the General Contractor, the Architect and the Excavator, and shall not be liable or responsible for any liability, loss, damage, cost or expense incurred by any of the other Parties that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for the negligence or willful misconduct of the Independent Construction Consultant, its officers, employees or agents; provided, however, that the Independent Construction Consultant shall not be liable for any consequential or punitive damages. Without limiting the generality of the foregoing, the other Parties acknowledge and agree that: (a) the Independent Construction Consultant does not represent, warrant or guaranty to any of the other Parties the performance of the Company, the Disbursement Agent, the General Contractor, the Architect, the Excavator or any Contractor in connection with construction of the Project; (b) the Company shall remain solely responsible for the proper application of all disbursements made to the Company;
(c) the Independent Construction Consultant is not obligated to supervise, inspect or inform the Company or any of the other Parties of any aspect of the construction of the Project, except as expressly provided herein; (d) except to the extent the Independent Construction Consultant has actual knowledge, the Independent Construction Consultant shall not be responsible for, and shall not be obligated to make any specific inquiry with respect to, matters pertaining to: historical architecture review, Gaming Authorities, Gaming Licenses and Liens against the Project (except in connection with the responsibilities of the Independent Construction Consultant set forth herein); and (e) the Independent Construction Consultant owes no duty of care to the Company, the Trustee, or to Hyatt Gaming to protect against, or to inform such Parties of, any negligent, faulty, inadequate or defective design or construction of the Project or otherwise.

     15. Indemnity and Insurance.
         -----------------------

          15.1 Indemnification of Disbursement Agent. The Company shall indemnify, protect, hold harmless and defend the Disbursement Agent, and each of its directors, officers, employees and agents (the "Disbursement Agent Indemnified Parties"), from and against any and all claims, actions, obligations, liabilities, damages, losses, costs and expenses, including, without limitation, reasonable attorneys fees and court, arising from the performance by any of the Disbursement Agent Indemnified Parties, under this Agreement, except to the extent resulting from the gross negligence or willful misconduct of any of the Disbursement Agent Indemnified Parties.

          15.2 Indemnification of Construction Escrow Agent. The Company shall indemnify, protect, hold harmless and defend each of the Construction Escrow Agent, and each of its directors, officers, employees and agents (the "Construction Escrow Agent Indemnified Parties"), from and against any and all claims, actions, obligations, liabilities, damages, losses, costs and expenses, including, without limitation, reasonable attorneys fees and court, arising from the performance by any of the Construction Escrow Agent Indemnified Parties under this Agreement, except to the extent resulting from the negligence or willful misconduct of any of the Construction Escrow Agent Indemnified Parties.

          15.3 Indemnification of Independent Construction Consultant. The Company shall indemnify, protect, hold harmless and defend each of the Independent Construction Consultant, and each of its directors, officers, employees and agents (the "Independent Construction Consultant Indemnified Parties" and collectively with the Disbursement Agent Indemnified Parties, the Construction Escrow Agent Indemnified Parties, the "Indemnified Parties"), from and against any and all claims, actions, obligations, liabilities, damages, losses, costs and expenses, including, without limitation, reasonable attorneys fees and court costs, arising from the performance by any of the Independent Construction Consultant Indemnified Parties under this Agreement, except to the extent resulting from the negligence or willful misconduct of any of the Independent Construction Consultant Indemnified Parties.

          15.4 Indemnification Procedure. In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to
Section 15.1, 15.2 or 15.3 or the Trustee pursuant to Section 7.07 of the Indenture (the "Indemnified Party"), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses of such counsel, as incurred. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified Party, or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party , and the Indemnified Party shall have been advised by such counsel in writing that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnified Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party). In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) for all Indemnified Parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Indemnified Party. The Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent, or (ii) effected without its written consent if the settlement is entered into more than twenty (20) Business Days after the Indemnifying Party shall have received a request from the Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified Party, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

          15.5 Insurance. The Disbursement Agent, at its sole cost and expense, shall purchase and maintain throughout the term of this Agreement, the following insurance policies:

               (a) Comprehensive general liability insurance, with minimum limits of Five Million Dollars ($5,000,000) combined single limit per occurrence, covering all property damage arising out of its operation under this Agreement.

               (b) Workers' compensation insurance covering all of its employees and volunteers.

          If any of such insurance is written on a claims made form, following termination of this Agreement, coverage shall survive for the maximum reporting period available at each anniversary date of such insurance, or not less than five (5) years, whichever is greater. The limits of coverage required under subparagraph (a) above shall not in any way limit the liability of the Company under this Agreement.

     16. Termination. This Agreement shall terminate automatically thirty (30) days following such time as all amounts in the Accounts have been distributed pursuant to and in accordance with the terms hereof and the Project is Operating; provided, however, that (a) the obligations of the Company under
Section 15.1 of this Agreement shall survive termination of this Agreement, and
(b) if, following a Event of Loss, there exist Net Loss Proceeds that (in accordance with the Indenture) are deliverable to the Trustee and are eligible for distribution to the Company for rebuilding, repair, replacement or construction, then the Company, the Disbursement Agent, the Construction Escrow

Agent and the Independent Construction Consultant shall execute and deliver to the Trustee such documentation as the Trustee reasonably deems appropriate in order to cause (i) the Trustee to possess a first priority perfected security interest in said funds, and (ii) the Disbursement Agent, the Construction Escrow Agent and the Independent Construction Consultant to administer the disbursement of said funds for such rebuilding, repair, replacement or construction pursuant to disbursement control procedures substantially akin to those set forth herein.

     17.  Substitution or Resignation.
          ---------------------------

          17.1 Substitution and Resignation of Disbursement Agent. The Trustee shall have the right to replace the Person then appointed as the "Disbursement Agent" by appointing another Person as the "Disbursement Agent" under this Agreement and providing thirty (30) days written notice to the Parties to this Agreement; provided, however, that such replacement shall become effective only after the Person appointed as the substitute "Disbursement Agent" enters into a written agreement with the other Parties accepting such appointment and assuming all of the obligations of the Disbursement Agent hereunder. The Disbursement Agent may resign at any time upon at least thirty (30) days written notice to all Parties hereto in which case the Trustee shall use commercially reasonable efforts to appoint a substitute "Disbursement Agent" promptly thereafter; provided, however, that such resignation shall take effect only after the Person appointed as the substitute "Disbursement Agent" enters into a written agreement with the other Parties accepting such appointment and assuming all of the obligations of the Disbursement Agent hereunder. Upon the effectiveness of such substitution or resignation, then the Person who is replaced or resigns as the "Disbursement Agent" shall be relieved of its duties and obligations to perform hereunder, except that such Person (i) shall remain liable for all obligations which expressly survive such substitution or resignation hereunder, and (ii) at its cost and expense, shall transfer to the substitute "Disbursement Agent" originals of all books, records, and other documents in its possession relating to this Agreement.

          17.2 Substitution and Resignation of Construction Escrow Agent. The Trustee shall have the right to replace the Person then appointed as the "Construction Escrow Agent" by appointing another Person as the "Construction Escrow Agent" under this Agreement and providing thirty (30) days written notice to the Parties to this Agreement; provided, however, that such replacement shall become effective only after the Person appointed as the substitute "Construction Escrow Agent" enters into a written agreement with the other Parties accepting such appointment and assuming all of the obligations of the Disbursement Agent hereunder. The Construction Escrow Agent may resign at any time upon at least thirty (30) days written notice to all Parties hereto in which case the Trustee shall use commercially reasonable efforts to appoint a substitute "Construction Escrow Agent" promptly thereafter; provided, however, that such resignation shall take effect only after the Person appointed as the substitute "Construction Escrow Agent" enters into a written agreement with the other Parties accepting such appointment and assuming all of the obligations of the Construction Escrow Agent hereunder. Upon the effectiveness of such substitution or resignation, then the Person who is replaced or resigns as the "Construction

Escrow Agent" shall be relieved of its duties and obligations to perform hereunder, except that such Person (i) shall remain liable for all obligations which expressly survive such substitution or resignation hereunder, and (ii) at its cost and expense, shall transfer to the substitute "Construction Escrow Agent" originals of all books, records, and other documents in its possession relating to this Agreement.

          17.3 Substitution and Resignation of Independent Construction Consultant. The Trustee shall have the right to replace the Person then appointed as the "Independent Construction Consultant" by appointing another Person as the "Independent Construction Consultant" under this Agreement and providing thirty (30) days written notice to the Parties to this Agreement; provided, however, that such replacement shall become effective only after the Person appointed as the substitute "Independent Construction Consultant" enters into a written agreement with the other Parties accepting such appointment and assuming all of the obligations of the Independent Construction Consultant hereunder. The Independent Construction Consultant Agent may resign at any time upon at least thirty (30) days written notice to all Parties hereto in which case the Trustee shall use commercially reasonable efforts to appoint a substitute "Independent Construction Consultant" promptly thereafter; provided, however, that such resignation shall take effect only after the Person appointed as the substitute "Independent Construction Consultant" enters into a written agreement with the other Parties accepting such appointment and assuming all of the obligations of the Independent Construction Consultant hereunder. The substitute Independent Construction Consultant selected by the Trustee shall be recognized nationally or in Colorado as an expert in connection with the oversight of construction practices and construction disbursement procedures for construction projects of similar size and scope. Upon the effectiveness of such substitution or resignation, then the Person who is replaced or resigns as the "Independent Construction Consultant" shall have no further rights or obligations hereunder, except that such Person (i) shall remain liable for all obligations which expressly survive such substitution or resignation hereunder, and (ii) at its cost and expense, shall transfer to the substitute "Independent Construction Consultant" originals of all books, records, and other documents in its possession relating to this Agreement.

     18. Account Statement. Upon the request of any of the Parties, the Disbursement Agent shall deliver to the Parties a statement prepared by the Disbursement Agent in a form reasonably satisfactory to such Parties setting forth with reasonable specificity the balance of funds then in each of the Accounts and the investments held in each of such Accounts; provided, however, that the Disbursement Agent shall not be required to provide such statements more often than weekly.

     19.  Arbitration
          -----------

          19.1 Election of Arbitration. Any disagreement with respect to the release of funds from the Construction Disbursement Accounts or the Completion Reserve Accounts, or any related disagreement with respect to the construction, meaning or effect of this Agreement, or any other controversy between the Company and any other Party relating to this Agreement, or involving the rights or obligations of the Parties hereunder (including matters relating to any certificates required to be delivered under this Agreement) shall be submitted to arbitration by one Party providing written notice to the other Party electing such arbitration (the "Arbitration Notice").

          19.2 Arbitration Procedure.

               (a) Upon delivery of the Arbitration Notice, the Company shall appoint one (1) arbitrator, the Trustee (or if the Trustee is not involved in such arbitration, the other Party) shall appoint one (1) arbitrator, and such appointed arbitrators shall appoint a third arbitrator. The arbitrators shall (i) not be related to, affiliated with or otherwise have any economic benefit in, the Party appointing such arbitrator, or any Person who is related to, affiliated to or has an economic benefit in, such Party, and otherwise shall be impartial, and (ii) be an active or retired Person with at least ten (10) years experience in construction, development and/or construction lending. If either Party fails to choose an arbitrator within fifteen (15) days after the delivery of the Arbitration Notice, the requesting Party may choose two (2) arbitrators who shall, in turn, choose the third arbitrator. If the first two arbitrators have not chosen a third arbitrator within fifteen (15) days after the last day of the selection of the first two (2) arbitrators, each of the first two (2) arbitrators shall name three (3) candidates, of whom the other arbitrator shall eliminate one candidate, and the determination of the third arbitrator shall be made from the remaining two (2) candidates by drawing lots.

               (b) The arbitration shall be conducted pursuant to the fast track procedures specified in the American Arbitration Association's Construction Industry Arbitration Rules, and the Parties shall use their best efforts to resolve the dispute as soon as practicable. Each Party shall present its case to the arbitrators within fifteen (15) days following the date of the appointment of the third arbitrator. The decision of a majority of the three arbitrators shall be final and binding upon the Parties. A judgment may be entered upon the arbitration award in any court having jurisdiction. Any such arbitration shall take place in New York, New York, unless some other location is mutually agreed upon by the Parties. The arbitrators shall resolve any dispute arising hereunder in a manner consistent with the intent of the Parties as expressed in this Agreement. The arbitrators shall not award any punitive, consequential or exemplary damages or any amount in excess of the amount to be released from the relevant Account(s).

          19.3 No Limitation of Remedies. Notwithstanding the foregoing or anything to the contrary in this Agreement, the provisions in this Section shall not prohibit the Trustee or Hyatt Gaming from exercising any of its rights or remedies under the Indenture, the Subordinated Loan Agreement, the Notes, the other Collateral Documents or any other Financing Agreement.

     20. Miscellaneous.
         -------------

          20.1 Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either (a) on the day of hand delivery; (b) on the date of confirmation of receipt of electronic facsimile transmission; or (c) on the third day after sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

                           To the Trustee:
                           --------------

                           SunTrust Bank
                           225 East Robinson Street, Suite 250
                           Orlando, FL 32801
                           Attention: Ms. Deborah L. Moreyra
                           Fax No.: (407) 237-5299

                           To Hyatt Gaming:
                           ---------------

                           Hyatt Gaming Management, Inc.
                           Madison Plaza, 39th Floor
                           200 W. Madison Street
                           Chicago, IL 60606
                           Attention: General Counsel
                           Fax No.: (312) 750-8084

                           To the Disbursement Agent:
                           -------------------------

                           Norwest Bank Minnesota, N.A.
                           Master Trust & Custody
                           3300 W. Sahara, 1st Floor
                           Las Vegas, NV 89102
                           Attention: Ms. Kristy M. Perez
                           Fax No.: (702) 765-3531

                           To the Construction Escrow Agent:
                           --------------------------------

                           First American Heritage Title Company
                           1600 Stout Street, Suite 1000
                           Denver, CO 80202
                           Attention: Ms. Elizabeth Truglio
                           Fax No.: (303) 595-3532

                   To the Independent Construction Consultant:

                           Re Tech+, Inc.
                           621 17th Street, Suite 2250
                           Denver, CO 80293
                           Attention: Mr. James Von Tongeln
                           Fax No.: (303) 296-0639

                           To the Company:
                           --------------

                           Windsor Woodmont Black Hawk Resort Corp.
                           2231 Valdina Street
                           Dallas, TX 75207
                           Attention: Mr. Daniel Robinowitz
                           Fax No.: (214) 630-1261

or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others. Any notice to the Disbursement Agent or the Trustee under this Agreement shall be deemed effective only upon receipt.

          20.2 Time of the Essence. Time is of the essence of each provision of this Agreement.

          20.3 Waiver. Any Party hereto may specifically waive any breach of this Agreement by any other Party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving Party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          20.4 Trustee's Obligations. Notwithstanding anything to the contrary in this Agreement, with respect to all matters in this Agreement which involve the Trustee's action or discretion, reference is hereby made to the Indenture for the Trustee's rights and protections with respect to such action and discretion, including, without limitation, the right of Trustee to seek direction and indemnity from the holders of the Senior Notes.

          20.5 Assignment. This Agreement is personal to the Parties hereto, and the rights and duties of any Party hereunder shall not be assignable except with the prior written consent of the other Parties. In any event, this Agreement shall inure to and be binding upon the Parties and their successors and permitted assigns.

          20.6 Severability. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the Parties' intent.

          20.7 Choice of Law. The existence, validity, construction, operation and effect of any and all terms and provisions of this Agreement shall be determined in accordance with and governed by the substantive laws of the State of New York, without giving effect to its conflicts of law principles.

          20.8 Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          20.9 Entire Agreement; Amendments. This Agreement and the agreements referenced herein contains the entire agreement among the Parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all Parties.

          20.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank;
                          Signatures on following page]

     IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the day first above written.


                            SUNTRUST BANK, AS TRUSTEE

                            By:
                                    --------------------------------------------
                            Name:
                                    --------------------------------------------
                            Title:
                                    --------------------------------------------

                            HYATT GAMING MANAGEMENT, INC.

                            By:
                                  ----------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                   ---------------------------------------------

                            NORWEST BANK MINNESOTA, N.A.

                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            FIRST AMERICAN HERITAGE TITLE
                            COMPANY

                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            RE TECH+, INC.

                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                  ----------------------------------------------

                            WINDSOR WOODMONT BLACK HAWK
                            RESORT CORP.

                            By:
                                ------------------------------------------------
                            Name:
                                  ----------------------------------------------
                            Title:
                                  ----------------------------------------------

                                INVESTMENT AGENT
                                ----------------


     NORWEST INVESTMENT SERVICES, INC., acting in its capacity as the investment agent pursuant to the Cash Collateral and Disbursement Agreement attached hereto, for and in consideration of good and valuable consideration, hereby agrees to be bound by the provisions of Section 6.2 of the Cash Collateral and Disbursement Agreement, and to perform the obligations of the Investment Agent (as such term is defined therein) as set forth therein.

                            NORWEST INVESTMENT SERVICES, INC.

                            By:
                                    --------------------------------------------
                            Name:
                                    --------------------------------------------
                            Title:
                                    --------------------------------------------



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